AMENDED AND RESTATED BRIDGE LOAN AGREEMENT

     This Amended and Restated Bridge Loan Agreement (this "Agreement") is made as of May 24, 2001, by and between NetCel360.com Ltd., a Cayman Islands company (the "Borrower"), NetCel360 Holdings Limited, a Cayman Islands company (the "Parent"), NetCel360 Sdn Bhd, a Malaysian company (together with the Parent, the "Guarantors"), the lenders set forth in Schedule 1A hereto (each, a "Tranche A
                                          -----------
Lender",  and  together,  the  "Tranche A Lenders") and the lenders set forth in
Schedule  1B  hereto  (each,  a "Tranche B Lender", and together, the "Tranche B
------------
Lenders"). The Tranche A Lenders and the Tranche B Lenders are collectively referred to as the "Lenders" and individually referred to as a "Lender."

     WHEREAS, pursuant to that certain Bridge Loan Agreement, dated as of April 6, 2001 (as heretofore amended, modified or supplemented, the "Existing Agreement"), among the Borrower, the Tranche A Lenders and the Guarantors, the Borrower has heretofore borrowed from the Tranche A Lenders an aggregate principal amount of US$2,250,000 (the "Tranche A Loans") in accordance with and subject to the terms and conditions of the Existing Agreement;
     WHEREAS, the Borrower wishes to borrow, and the Tranche B Lenders wish to lend to the Borrower, up to US$3,000,000 (the "Tranche B Loans"; and together with the Tranche A Loans, the "Loans") in accordance with and subject to the terms and conditions of this Agreement; and

     WHEREAS, the Borrower has asked the Lenders and Guarantors to amend and restate the Existing Agreement in order, among other things, to extend the maturity of the Tranche A Loans, to permit the Borrower to borrow the Tranche B Loans and to permit the acquisition of certain Subsidiaries of the Parent (and related assets) by Vsource Inc., a Delaware corporation ("Vsource"), or a Subsidiary thereof, pursuant to that certain Acquisition Agreement of even date herewith between the Parent and Vsource (the "Acquisition.")

     NOW THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

                                    SECTION 1
                         AGREEMENT OF LOAN AND GUARANTEE
                         -------------------------------

     1.1     Tranche  A  Loan.
             ----------------

     (a) Each Tranche A Lender has heretofore made a Tranche A Loan to the Borrower in the amount set forth next to such Lender's name in Schedule 1A (the
                                                                -----------
aggregate  of  all  such  amounts  being referred to as the "Tranche A Principal
Amount"). Subject to Section 3 of this Agreement, the Tranche A Principal Amount shall be repaid in full on July 31, 2001, unless the Acquisition has been completed on or prior to July 31, 2001, in which case the Tranche A Principal
Amount shall be repaid in full on December 31, 2001 (such due date, as applicable, being referred to as the "Tranche A Maturity Date"). Each Tranche A Loan shall be evidenced by a promissory note in the form set forth in Exhibit A
                                                                       ---------
hereto  (each  a  "Tranche  A  Note"  and  collectively  the "Tranche A Notes").

     (b) Since April 11, 2001, interest has accrued on the outstanding Tranche A Principal Amount at the rate of 5% per annum (the "Interest Rate") and will continue to accrue at the Interest Rate from the date hereof. Subject to
Section 3.3(a), all accrued and unpaid interest is due and payable on the Tranche A Maturity Date unless the Loan is repaid or exchanged on an earlier date.

     1.2     Tranche  B  Loans.
             -----------------

     (a) Each Tranche B Lender agrees to lend to the Borrower that amount set forth next to such Lender's name in Schedule 1B (the aggregate of all such
                                          -----------
amounts being referred to as the "Tranche B Principal Amount"; and together with the Tranche A Principal Amount, the "Principal Amount"). Subject to Section 3 of this Agreement, the Tranche B Principal Amount shall be repaid in full on July 31, 2001, unless the Acquisition has been completed on or prior to July 31, 2001, in which case the Tranche B Principal Amount shall be repaid in full on June 30, 2002 (such date, as applicable, being referred to as the "Tranche B Maturity Date" and together with the Tranche A Maturity Date as the "Maturity Dates"); provided that, unless the Tranche A Majority Lenders have elected to extend the Tranche A Maturity Date pursuant to Section 3.1, no amount shall be paid in respect of the Tranche B Loans unless and until the Borrower shall have paid in full all due and owing amounts in respect of the Tranche A Loans. Each Tranche B Loan shall be evidenced by a promissory note in the form set forth in Exhibit B hereto (each, a "Tranche B Note"; and together with the Tranche A
----------
Notes,  the  "Notes").

     (b) The Borrower may, from time to time after the Initial Disbursement Date (as defined below) but prior to the date the Acquisition is consummated, request the Tranche B Lenders to make additional loans (each such loan, an "Optional Tranche B Loan") in an aggregate principal amount for all such loans not to exceed $1,800,000 to the Borrower. Such request shall be made in writing on a business day which is at least 5 business days prior to the requested date of disbursement and such request shall be in a notice sent by the Borrower via facsimile (with telephonic confirmation) to each of the Tranche B Lenders. Such notice will state the following information: (i) the date of the requested disbursement of the Optional Tranche B Loan and (ii) the aggregate amount of the Optional Tranche B Loan being requested. Each Tranche B Lender shall indicate in writing (delivered via facsimile, with telephonic confirmation) to the Borrower by 12:00 p.m. of the business day immediately following the date on which the Borrower makes its request, whether such Tranche B Lender is willing to lend any portion of the requested Optional Tranche B Loan and, if so, the amount of such Optional Tranche B Loan it is willing to lend (such amount being, solely in respect of such requested Optional Tranche B Loan, such Tranche B Lender's "Disbursement Commitment.") At least 3 business days prior to the date of the requested disbursement of the Optional Tranche B Loan, the Borrower shall notify those Tranche B Lenders which have Disbursement Commitments greater than zero of the following:

          (i)  the  aggregate  amount  of  Disbursement  Commitments,

          (ii) whether the Borrower intends to borrow the requested Optional Tranche B Loan, and

          (iii) the portion of the Optional Tranche B Loan such Tranche B Lender shall be required to lend (which shall equal (1) if the aggregate amount of Disbursement Commitments is greater than the amount of the requested Optional Tranche B Loan, the product of (A) the requested Optional Tranche B Loan amount times (B) a quotient, (I) the numerator of which is such Tranche B Lender's Disbursement Commitment and (II) the denominator of which is the aggregate of all Tranche B Lenders' Disbursement Commitments in respect of such requested Optional Tranche B Loan, (2) otherwise, such Tranche B Lender's Disbursement Commitment.)

Any Optional Tranche B Loans made by any of the Tranche B Lenders to the Borrower pursuant to this clause (b) shall constitute "Tranche B Loans" (other than for Section 1.3(d) below), the principal amounts thereof shall be added to the "Tranche B Principal Amount" and each such Optional Tranche B Loan shall be evidenced by a Tranche B Note.

     (c) Interest shall accrue on the outstanding Tranche B Principal Amount at the rate of 8% per annum from the Disbursement Date (as defined below), and, subject to Section 3.3(b), is due and payable on the Tranche B Maturity Date unless the Tranche B Loan is repaid or exchanged on an earlier date.

     (d) Unless the Borrower otherwise directs, each Tranche B Lender shall disburse its Tranche B Loan under clause (a) above to the Borrower on or prior to May 29, 2001 (date of such disbursement being referred to as the "Initial Disbursement Date"; and with each other date of disbursement under Section 1.3(b) above, a "Disbursement Date"), by wire transfer to the following account:

          Beneficiary's  Name:        NetCel360.com  Ltd
          Beneficiary's  Bank  :      Citibank  NA,  Singapore
          Beneficiary's  Account:     815381017
          Swift  Code:                CITISGSG

     1.4     Guarantee  and  Indemnity.
             -------------------------

     (a)     Guarantee.  The Guarantors have, as part of the Existing Agreement,
             ---------
guaranteed the due and punctual payment and performance of all of the obligations of the Borrower (whether or not for the payment of money, and including any obligation to pay damages for breach of contract) which are or may become payable to the Tranche A Lenders or any of them pursuant to the Existing Agreement and/or all other obligations thereby secured (the "Initial Secured Obligations"). In consideration of the Lenders agreeing to make the Principal Amount available to the Borrower upon the terms and conditions of this Agreement and subject to Section 1.4(o) below, the Guarantors hereby jointly and severally and unconditionally and irrevocably (i) affirm their guarantee of the Initial Secured Obligations, and (ii) guarantee as a continuing obligation, the due and punctual payment and performance of the Secured Obligations (as defined in Section 1.4(d) below) in the currency in which the same is payable under the terms of this Agreement and the due and punctual performance and observance by the Borrower of all other obligations of the Borrower contained in this Agreement, the Notes or the Debenture (collectively, the "Guarantee"), notwithstanding any dispute between the Lenders and the Borrower, and if the Borrower fails to pay any amount of the Secured Obligations when due the Guarantors shall pay such amount to the Lenders in the required currency as aforesaid forthwith upon receiving the written demand of the Tranche A Majority Lenders (as defined below) or of the Tranche B Majority Lenders (as defined below).

     (b)     Demands.  Demands may be made under the Guarantee from time to time
             -------
and may be enforced irrespective of whether any steps or proceedings are or will be taken against the Borrower or any other person to recover the Principal Amount or interest accrued thereon.

     (c)     Indemnity.  Without prejudice to the guarantee contained in Section
             ---------
1.4(a), the Guarantors hereby jointly and severally and unconditionally and irrevocably undertake, as a separate, primary, additional and continuing obligation, to indemnify each Lender against all losses, liabilities, damages, costs and expenses whatsoever arising out of any failure by the Borrower to make due and punctual payment of the Secured Obligations or in the due and punctual performance and observance of all other obligations under this Agreement, the Notes or the Debenture. This indemnity shall remain in effect notwithstanding that the guarantee under Section 1.4(a) may cease to be valid and enforceable against the Guarantors for any reason whatsoever.

     (d)     Secured  Obligations.  For  the purpose of this Agreement, "Secured
             --------------------
Obligations" means any and all of the obligations of the Borrower (whether or not for the payment of money, and including any obligation to pay damages for breach of contract) which are or may become payable to the Lenders or any of them pursuant to this Agreement, the Notes or the Debenture and/or all other obligations hereby secured.

     (e)     Continuing  Guarantee.  This  Guarantee  shall  be  a  continuing
             ---------------------
guarantee and shall remain in full force and effect until the Secured Obligations have been paid and performed in full, notwithstanding the insolvency or liquidation or any incapacity or change in the constitution or status of the Borrower or either or both of the Guarantors or any other person or any intermediate settlement of account or other matter whatsoever. This Guarantee is in addition to, and independent of, any security interest granted under
Section 1.4, or any guarantee or other security or right or remedy now or at any time hereafter held by or available to the Lenders.

     (f)     Protective  Clauses.  Without  limiting Section 1.4(e), neither the
             -------------------
liability of either of the Guarantors nor the validity or enforceability of this Guarantee shall be prejudiced, affected or discharged by:

          (i) the granting of any time or indulgence to the Borrower or any other person;

          (ii) any variation or modification of this Agreement, the Notes or the Debenture or any other document referred to herein or therein or related thereto;

          (iii) the invalidity or unenforceability of any obligation or liability of any party under this Agreement, the Notes or the Debenture or any other documents referred to herein or therein or related thereto;

          (iv) any invalidity or irregularity in the execution of this Agreement, the Notes or the Debenture or any other documents referred to herein or therein or related thereto;

          (v) any lack of capacity or deficiency in the powers of the Borrower, any Guarantor or any other person to enter into or perform any of its obligations under this Agreement, the Notes or the Debenture or any other documents referred to herein or therein or related thereto or any irregularity in the exercise thereof or any lack of authority by any person purporting to act on behalf of the Borrower, the Guarantors or such other person;

          (vi) the insolvency, bankruptcy or liquidation or any incapacity, disability or limitation or any change in the constitution or status of the Borrower or either or both of the Guarantors or any other person;

          (vii) any other security document, security interest, guarantee or other security or right or remedy being or becoming held by or available to any Lender or by any other person or by any of the same being or becoming wholly or partly void, voidable, unenforceable or impaired or by any Lender at any time releasing, refraining from enforcing, varying or in any other way dealing with any of the same or any power, right or remedy any Lender may now or hereafter have from or against the Borrower or any other person;

          (viii) any waiver, exercise, omission to exercise, compromise, renewal or release of any rights against the Borrower or any other person or any compromise, arrangement or settlement with any of the same; or

          (ix) any act, omission, event or circumstance which would or may but for this provision operate to prejudice, affect or discharge this Guarantee or the liability of the Guarantors hereunder.

          (g)     Taxes  and  Other  Deductions.
                  -----------------------------

          (i)     Funds.  All payments to be made by the Guarantors or any other
                  -----
person under this Guarantee shall be made in full in immediately available U.S. Dollars without any set off or consideration whatsoever, free and clear of any Taxes, deductions or withholdings save as required by law.

          (ii)     Taxes.  If  at  any time either Guarantor or any other person
                   -----
is required to make any deduction or withholding in respect of Taxes (as defined below) or otherwise from any payment due under this Guarantee for the account of any Lender, the sum due from such Guarantor in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholdings, each Lender receives on the due date for such payment (and retains, free from and clear of any Taxes or otherwise) a net sum equal to the sum which it would have received had no such deduction or withholding been required to be made and such Guarantor shall indemnify each Lender against any losses or costs incurred by any of them by reason of any failure of such Guarantor to make any such deduction or withholding or by reason of any increased payment not being made on the due date for such payment. Such Guarantor shall promptly deliver to the Lenders any receipts, certificates or other proof evidencing the amounts (if any) paid or payable in respect of any deduction or withholding as aforesaid. "Taxes" shall mean taxes, charges, fees, levies or other assessments of any nature, including, without limitation, sales, value added, use, excise, real or personal property, withholding, stamp or other taxes, customs, duties or landing fees or other government charges however designated, now or hereafter imposed, collected or assessed by, or payable to, any taxing authority of any country and shall include interest, penalties and additions imposed, collected or assessed or payable with respect to such amount.

     (h)     Costs,  Charges  and  Expenses.  Each  of the Guarantors shall from
             ------------------------------
time to time forthwith on demand of the Tranche A Majority Lenders or Tranche B Majority Lenders pay to or reimburse the Lenders for all costs, charges and expenses (including legal and other fees on a full indemnity basis) incurred by any Tranche A Lenders (in the case of demands by the Tranche A Majority Lenders) or any Tranche B Lenders (in the case of demands by the Tranche B Majority Lenders) in connection with exercising any of their rights or powers hereunder or in suing for or seeking to recover any sums due hereunder or otherwise preserving or enforcing their rights hereunder or in defending any claims brought against them in respect of this Guarantee or in releasing or re-assigning this Guarantee upon payment of all moneys hereby secured and until payment of the same in full, all such costs, charges and expenses shall be secured by this Guarantee.

     (i)     Undertakings.  Each  Guarantor  hereby  undertakes  and  agrees
             ------------
jointly and severally with the Lenders that the undertakings in this Section 1.4 shall remain in force throughout the continuance of this Guarantee and so long as the Secured Obligations or any part thereof remains owing.

     (j)     Further  Indemnities.
              --------------------

          (i)     General  Indemnity.  The  Guarantors  hereby  jointly  and
                  ------------------
severally undertakes with the Lenders to indemnify and keep indemnified the Lenders and each of them from and against all costs, charges and expenses which the Lenders shall incur in connection with the exercise of any powers conferred by this Guarantee or the perfection, preservation or enforcement of the security created by this Guarantee.

          (ii)     Currency  Indemnity.  If  an  amount  due  to any Lender from
                   -------------------
either Guarantor in one currency (the "first currency") is received by such Lender in another currency (the "second currency"), such Guarantor's obligations to such Lender in respect of such amount shall only be discharged to the extent that such Lender may purchase the first currency with the second currency in accordance with its normal banking practice. If the amount of the first currency which may be so purchased (after deducting any costs of exchange and any other related costs) is less than the amount so due, such Guarantor shall indemnify such Lender against the shortfall.

     (k)     Unrestricted  Right  of  Enforcement
             ------------------------------------

          The Guarantee may be enforced without any Lender first having made any demand or had recourse to any other security or rights or taking any other steps or proceedings against the Borrower, either or both of the Guarantors or any other person and may be enforced for any balance due after resorting to any one or more other means of obtaining payment or discharge of the monies, obligations and liabilities hereby secured.

     (l)     Discharge  and  Release
             -----------------------

          Notwithstanding any discharge, release or settlement from time to time between any Lender and the Guarantors, if any security, disposition or payment granted or made to the Tranche A Majority Lenders, the Tranche B Majority Lenders or any Lender in respect of the Secured Obligations by the Guarantors or any other person is avoided or set aside or ordered to be surrendered, paid away, refunded or reduced by virtue of any provision, law or enactment relating to bankruptcy, insolvency, liquidation, winding-up, composition or arrangement for the time being in force or for any other reason, the Tranche A Majority Lenders and the Tranche B Majority Lenders shall be entitled hereafter to enforce this Agreement as if no such discharge, release or settlement had occurred.

     (m)     Amendment
             ---------

          Any amendment or waiver of any provision of the Guarantee and any waiver of any default under this Agreement shall only by effective if made in writing and signed by the Tranche A Majority Lenders and the Tranche B Majority Lenders.

     (n)     Evidence  of  Debt
             ------------------

          Any statement of account signed as correct by the Tranche A Majority Lenders (in respect of the Tranche A Loans) or the Tranche B Majority Lenders (in respect of the Tranche B Loans) showing any amount due under this Agreement, the Notes or the Debenture or under the Guarantee shall, in the absence of manifest error, be conclusive evidence of the amount so due.

     (o)     Release  of  Parent
             -------------------

               Upon the consummation of the Acquisition in accordance with its terms, including the full assumption by Vsource of Parent's obligations hereunder (including under this Section 1.4), (i) the Parent shall be released from its obligations under this Section 1.4 and the Borrower shall execute such releases as shall be reasonably requested by the Parent to evidence the same and
(ii) the term "Guarantors" shall thereafter no longer include the Parent, but shall include Vsource.

     1.5     Security Interest. The Guarantee is secured by a fixed and floating
             ------------------
charge over the Collateral in favor of the Lenders under that certain Debenture dated April 6, 2001 in the form attached as Exhibit C hereto (as amended,
                                                   ---------
supplemented or modified from time to time, including the amendment described in
Section 8.11, the "Debenture") executed by NetCel360 Sdn Bhd. By its execution hereof, NetCel360 Sdn Bhd affirms that such fixed and floating charge is, and shall remain, in full force and effect.


                                    SECTION 2
                              CONDITIONS PRECEDENT
                              --------------------

     2.1     Conditions  Precedent  to Tranche B Loans.  The obligations of each
             -----------------------------------------
Tranche B Lender to make a Tranche B Loan hereunder (including, if it has elected in its sole discretion, to make any Optional Tranche B Loans hereunder) on a Disbursement Date (including the Initial Disbursement Date) are subject to the fulfillment, on or before such Disbursement Date, of each of the following conditions:

     (a)     Representations  and  Warranties.  Each  of the representations and
             --------------------------------
warranties made by the Borrower and the Guarantors in this Agreement shall be true and correct in all material respects on and as of such Disbursement Date as though such representation or warranty was made on and as of such Disbursement Date, and any representation or warranty made as of a specified date earlier than such Disbursement Date shall have been true and correct in all material respects on and as of such earlier date.

     (b)     Performance.  The  Borrower  and  the  Guarantors  shall  each have
             -----------
performed and complied with, in all material respects, each agreement, covenant and obligation required by this Agreement and the Debenture to be so performed or complied with by it at or before such Disbursement Date.

     (c)     Consents,  Waivers  and  Approvals.
             ----------------------------------

          (i) All consents, approvals and actions of, filings with and notices to any third party, governmental or regulatory authority necessary to permit the Borrower and the Guarantors to perform their obligations under this Agreement and the Debenture and to consummate the transactions contemplated hereby shall have been duly obtained, made or given, and shall be in full force and effect.

          (ii) The Borrower and the Guarantors shall have obtained any and all consents, permits and waivers, if any, necessary or appropriate for entering into and consummation of the transactions contemplated by this Agreement that are required under the Second Amended and Restated Shareholders Agreement between the Parent and the Investors specified therein, dated April 11, 2001 (the "Existing Shareholder Agreement"), the Parent's Third Amended and Restated Memorandum and Articles of Association, as amended on April 11, 2001 (the "Existing Articles") and the respective memorandum and articles of association or similar charter documents of the Borrower and NetCel360 Sdn Bhd.

     (d)     Proceedings  and Documents.  All corporate and other proceedings in
             --------------------------
connection with the transactions contemplated under this Agreement and the Debenture and all documents incident thereto shall be reasonably satisfactory in form and substance to the Lenders, and they shall have received all such counterpart originals and certified or other copies of such documents as they may reasonably request.

     (e)     Note.  Each  Lender  shall  have  received a copy of its Note  duly
             ----
executed and delivered by the Borrower and the Guarantors, and the note issued in respect of the Tranche A Loans under the Existing Agreement shall have been delivered to the Borrower for cancellation.

     (f)     Events  of  Default.  As  of  such  Disbursement  Date, each of the
             -------------------
Borrower and the Guarantors shall be in compliance with all the terms and provisions set forth herein on its part to be observed or performed, and neither any Event of Default (as defined in Section 7 of this Agreement), nor any event which upon notice or lapse of time or both would constitute such an Event of Default, shall have occurred and be continuing.

     (g)     Affirmation  of  Security.  NetCel360  Sdn Bhd shall have taken all
             -------------------------
steps  necessary  to  perfect  the Lenders' security interest in the Collateral.

     (h)     No  Material  Adverse  Change.  As of such Disbursement Date, there
             -----------------------------
shall not have been, since the date hereof, any material adverse change in the condition, financial, legal and regulatory environment over the business of the Borrower or the Guarantors or otherwise, or in the earnings, business affairs or business prospects of the Borrower or the Guarantors or any of their Subsidiaries (as defined below) whether or not arising in the ordinary course of business.

     (i)     Opinion  of Counsel.  The Lenders shall have received an opinion of
             -------------------
Maples and Calder Asia, Cayman Islands counsel to the Borrower and the Parent, substantially in the form of Exhibit E-1 hereto, and Wong and Partners, Malaysia
                             -----------
counsel  to  NetCel360 Sdn Bhd, substantially in the form of Exhibit E-2 hereto.
                                                             -----------

     (j)     Corporate  Documents.  The  Borrower  and the Guarantors shall have
             --------------------
delivered or made available to the Lenders or their counsel, certified copies of all corporate documents of the Borrower, the Guarantors and the Subsidiaries as the Lenders shall reasonably request.

     (k)     Legal  Investment.  On  the  date  of  such  Disbursement Date, the
             -----------------
making of the Loans and the provision of the Guarantee shall be legally permitted by all laws and regulations to which the Borrower and the Guarantors are subject, and there shall be no action, suit, proceeding, inquiry or investigation brought by any governmental or regulatory agency or body, domestic or foreign, pending, or, to the knowledge of the Borrower or the Guarantors, threatened, against the Borrower or the Guarantors which would prevent the Borrower or the Guarantors from entering into or consummating the transactions contemplated by this Agreement or the Debenture.

     (l)     Parent  Shareholders  Approval.  With  respect  to  Asia  Internet
             ------------------------------
Investment Group I, LLC only, the Acquisition shall have been approved by the appropriate resolutions of the shareholders of the Parent in accordance with applicable law.

     2.2     Conditions Precedent to Effectiveness of Amendment and Restatement.
             ------------------------------------------------------------------
This Agreement, and the amendment and restatement of the Existing Agreement effected hereby, shall be effective upon the receipt by the Borrower of counterparts (either facsimile or original) hereof executed by the Lenders and the Guarantors.


                                    SECTION 3
                   TERMS OF CONVERSION, EXCHANGE OR REPAYMENT
                   ------------------------------------------

     3.1     Series  D  Conversion.
             ---------------------

     (a) If a Transfer does not occur on or prior to July 31, 2001, the Tranche A Majority Lenders, may elect to, on behalf of all of the Tranche A Lenders, upon provision of written notice to the Borrower: (i) demand immediate repayment in full of the outstanding Tranche A Principal Amount and all interest accrued thereon, to the accounts identified by each Tranche A Lender; (ii) extend the Tranche A Maturity Date (with respect to Tranche A Loans); or (iii) convert any or all of the outstanding Tranche A Principal Amount and all interest accrued thereon into shares of the Parent's next round of equity financing (the "Series D Shares"). "Transfer" shall mean (w) the Acquisition being consummated in accordance with its terms, (x) a merger of the Parent with a third party (an "Acquiror"), (y) a sale of shares of the Parent to an Acquiror resulting in a Change of Control (as defined in the Existing Shareholders Agreement), or (z) any transaction in which all or substantially all of the assets of the Parent, including shares of the Subsidiaries, are sold to an Acquiror. "Tranche A Majority Lenders" shall mean those Lenders to whom 66% or more of the outstanding Tranche A Principal Amount is owed; provided, that if any single Tranche A Lender would constitute a Tranche A Majority Lender, then Tranche A Majority Lender shall mean such Tranche A Lender and at least one other Tranche A Lender. "Tranche B Majority Lenders" shall mean those Lenders to whom 66% or more of the outstanding Tranche B Principal Amount is owed;
provided, that if any single Tranche B Lender would constitute a Tranche B Majority Lender, then Tranche B Majority Lender shall mean such Tranche B Lender and at least one other Tranche B Lender. For purposes of the definitions of "Tranche A Majority Lenders" and "Tranche B Majority Lenders", Philip Kelly and Dennis Smith, and their respective successors and assigns, shall constitute a single Lender.

     (b) If a Transfer does not occur on or prior to July 31, 2001 and the Tranche A Majority Lenders elect to convert all, but not less than all, of the outstanding Tranche A Principal Amount and interest accrued thereon into Series D Shares in accordance with Section 3.1(a)(iii), then on the agreed conversion date the Parent shall issue and deliver to the Tranche A Lenders a certificate or certificates for the number of Series D Shares issuable upon the conversion. Upon the issuance of certificates in accordance with either clause (i) or clause
(ii) of this sub-paragraph (b), the conversion shall be deemed to have been effected, the related reduction in the respective Tranche A Principal Amount shall be deemed to have been made, and the person(s) in whose name(s) any certificate(s) for Series D Shares, as the case may be, shall be issuable upon such conversion shall be deemed to have become the holder(s) of record of such shares. After receiving delivery of the certificate or certificates representing the Series D shares, the Tranche A Majority Lenders on behalf of the Tranche A Lenders shall surrender the Tranche A Notes to the Borrower and the Guarantors for cancellation.

          3.2  No  Fractional  Shares.  No  fractional shares shall be issued on
               ----------------------
conversion of the Tranche A Notes. If any fractional shares would result from conversion of the Tranche A Principal Amount attributable to a Tranche A Lender, the Borrower shall pay the cash value thereof to such Tranche A Lender based on the respective conversion price.

          3.3  Discharge of Notes.  (a)  If the Acquisition is consummated prior
               ------------------
to July 31, 2001 in accordance with its terms, then the Borrower may, at its sole discretion, elect to discharge all of its obligations (including without limitation in respect of principal, interest and fees) in respect of the Tranche A Loans by

          (i)  delivery  of  a  notice  by  no  later  than December 15, 2001 (a
     "Tranche A Tender Notice") to the Tranche A Lenders setting forth the aggregate amount of Vsource's cash and cash equivalents (determined on a consolidated basis) (the "Available Cash") and electing to discharge its obligations by delivery of shares of Vsource common stock as described in paragraph (ii); and:

          (ii) tendering to each Tranche A Lender within fifteen (15) days after the date of the Tranche A Tender Notice such number of shares of the common stock of Vsource, equal to such Tranche A Lender's then outstanding Tranche A Principal Amount and accrued and unpaid interest divided by 0.20 (the "Tranche A Exchange Factor");

provided, that, if on the date of such Tranche A Tender Notice by the Borrower, the aggregate amount of Vsource's Available Cash is greater than $7,000,000, then by written notice to the Borrower within twelve (12) days after delivery of the Tranche A Tender Notice by the Borrower, each Tranche A Lender, may, at its sole discretion, elect to receive in lieu of such shares of common stock of Vsource a cash payment from the Borrower in an aggregate amount equal to the product of (x) such Tranche A Lender's then outstanding Tranche A Principal Amount plus accrued and unpaid interest thereon multiplied by (y) 0.5; provided, however, that Phillip Kelly, Dennis Smith and Asia Internet Investment Group I, LLC (and their respective successors and assigns) shall not be entitled to exercise the right to receive a cash payment set forth in this proviso. Any payment due to a Tranche A Lender pursuant to the foregoing proviso shall be payable on the date which is six (6) months following such Tranche A Lender's election.

     (b) If the Acquisition is consummated prior to July 31, 2001 in accordance with its terms, then on or before the earlier of:

          (i) thirty (30) days after the completion of a rights offering to the shareholders of Vsource (the "Rights Offering"), or

          (ii) the date which is (30) days after the stockholders meeting at which the shareholders of Vsource approve the issuance of shares of Vsource common stock to the Lenders in connection with this Section 3.3, if Vsource has not announced or commenced a Rights Offering by such date, the Borrower may, at its sole discretion and without the need of any consent of the Tranche B Lenders, elect to discharge all of its obligations (including without limitation in respect of principal, interest and fees) in respect of the Tranche B Loans by tendering to each Tranche B Lender such number of shares of the common stock of Vsource, equal to such Tranche B Lender's then outstanding Tranche B Principal Amount and accrued and unpaid interest divided by 0.10 (the "Tranche B Exchange Factor"; and together with the Tranche A Exchange Factor, the "Exchange Factors").

     (c) The Borrower will ensure that all shares of common stock of Vsource issued pursuant to Sections 3.3(a) and 3.3(b), if any, will be duly and validly issued, fully-paid and non-assessable, and free and clear of all encumbrances, liens, mortgages and any other rights of third parties whatsoever.

     (d) No fractional shares shall be issued on exchange of the Loans as provided in this Section 3.3. If any fractional shares would result from exchange of the Principal Amount and accrued and unpaid interest attributable to a Lender, the Borrower shall pay the cash value thereof to such Lender based on the respective Exchange Factor.

     (e) In order for the Borrower to exercise its exchange rights under this Section 3.3, the Borrower shall contemporaneously agree with Vsource, for the benefit of the Lenders, that the Lenders shall be entitled to the registration rights with respect to the common stock of Vsource received by the Lenders which are set forth on Exhibit F hereto.
                                     ----------

     (f) The exchange rights of the Borrower under this Section 3.3, and the Exchange Factors, shall be subject to the anti-dilution protections set forth on Exhibit G hereto.
----------

     (g)     If  the  Borrower has not discharged the Tranche B Loans under this
Section 3.3 prior to the Tranche B Maturity Date, the Borrower shall pay the Tranche B Lenders, in discharge of its obligations in respect of the Tranche B Loans, an aggregate amount (to be ratably distributed to the Tranche B Lenders in accordance with the respect Tranche B Principal Amounts of the Loans) equal to three (3) multiplied by the Tranche B Principal Amount plus accrued and unpaid interest thereon.



                                    SECTION 4
        REPRESENTATIONS AND WARRANTIES OF THE BORROWER AND THE GUARANTORS
        -----------------------------------------------------------------

     4.1     Representations and Warranties by the Borrower and Guarantors.  The
             -------------------------------------------------------------
Borrower and the Guarantors jointly and severally represent and warrant to each of the Lenders as of the date hereof and as of each Disbursement Date as follows:
     (a)     Good  Standing  of  the  Borrower  and the Guarantors.  Each of the
             -----------------------------------------------------
Borrower and the Guarantors has been duly incorporated as a company limited by shares under the laws of its jurisdiction of incorporation and is validly existing and in good standing under the laws of such jurisdiction (meaning that it has not failed to make any filing with any government authority of such jurisdiction or to pay any government fee or tax of such jurisdiction which might make it liable to be struck off the relevant registry of companies of such jurisdiction and thereby cease to exist under the laws of such jurisdiction) and has corporate power and authority to own, lease and operate its properties and to conduct its business in the manner presently conducted and to enter into and perform its obligations under this Agreement and the Debenture; and each of the Borrower and the Guarantors is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not result individually or in the aggregate in a material adverse effect on its business, property, results of operation, financial condition or business prospects, or ability to perform its obligations under this Agreement or the Debenture ("Material Adverse Effect").

     (b)     Capitalization.  The  authorized,  issued  and  outstanding  share
             --------------
capital of the Borrower and each of the Guarantors as of the date hereof is as set forth in Schedule 4.1(b) hereto. The shares of issued and outstanding share
             ---------------
capital of each of the Borrower and the Guarantors have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of share capital of the Borrower or the Guarantors have been issued in violation of the pre-emptive or other similar rights of any person or in violation  of  any applicable securities laws or regulations.  Save as otherwise specified  in  Schedule  4.1(b)  hereto  and  prior to the issuance of shares as
               ----------------
contemplated under Section 3 hereof, there are no outstanding (i) shares or other voting securities of the Borrower or the Guarantors, (ii) securities convertible into or exchangeable for shares or voting securities of the Borrower or the Guarantors, or (iii) options (other than those issued to employees pursuant to the Parent's Amended and Restated 2001 Stock Option Plan), warrants, conversion or pre-emption rights (other than those provided under the Existing Shareholders Agreement or the Existing Articles) or other rights to acquire shares from the Borrower or either Guarantor, and no shares of the Borrower or either Guarantor, or shares issuable upon exercise of any outstanding options, warrants or other rights, or other shares issuable by the Borrower or either Guarantor, are subject to any pre-emptive rights, rights of first refusal or other rights to subscribe or purchase such shares (whether in favor of the Borrower, the Guarantors or any other persons) (other than those provided under the Existing Shareholders Agreement and the Existing Articles). Except as set out in Schedule 4.1(b), there are no outstanding obligations of the Borrower or
        ---------------
either Guarantor to issue or deliver or to repurchase, redeem or otherwise acquire any securities.

     (c)     Authorization of Agreements.  This Agreement, the Debenture and the
             ---------------------------
Notes have been duly authorized, this Agreement and the Debenture have been, and the Notes will be, executed and delivered by the Borrower and the Guarantors, as applicable, and this Agreement and the Debenture constitute, and the Notes when executed and delivered will constitute, valid and legally binding obligations of each such party, enforceable in accordance with their terms.

     (d)     Security  Interest.  Pursuant to the Debenture, the Lenders have an
             ------------------
effective, valid, legally binding and enforceable fixed and floating charge in the Collateral. Such fixed and floating charge will, as of such Disbursement Date, be superior and prior to the rights of all third persons now existing or hereafter arising whether by way of mortgage, lien, security interests, encumbrance, assignment or otherwise.

     (e)     Absence  of  Defaults  and  Conflicts.  None  of  the Borrower, the
             -------------------------------------
Guarantors nor any of their respective Subsidiaries (as defined below) is in violation of its constitutional documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound, or to which any of its property or assets is subject, except for such violations or defaults that would not individually or in the aggregate result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Notes and the Debenture and the consummation of the transactions contemplated herein and in the Notes and the Debenture, and compliance by the Borrower and the Guarantors with their respective obligations hereunder and under the Notes and the Debenture have been duly authorized by all necessary corporate action, do not require the consent of any person (except such consents as have been obtained) and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under any such contract, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument referred to above, or, other than under the Debenture, result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Borrower or the Guarantors (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not individually or in the aggregate result in a Material Adverse Effect) or permit any person to exercise any rights of pre-emption (except such as has been exercised or waived under the Existing Shareholders Agreement and the Existing Articles) or to terminate, accelerate the performance required by, or accelerate the maturity of any indebtedness or obligation of the Borrower or either Guarantor, nor will such action result in any violation of the provisions of the Existing Articles or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Borrower or the Guarantors or any of their respective assets, properties or operations.

     (f)     Absence  of  Labor Dispute.  None of the Borrower or the Guarantors
             --------------------------
is bound by or subject to any contract, commitment or arrangement with any labor union, and, to the Borrower's and the Guarantor's knowledge, no labor union has requested, sought or attempted to represent any employees, representatives or agents of the Borrower or the Guarantors. There is no strike or other labor dispute involving the Borrower or the Guarantors pending nor, to the Borrower's or the Guarantor's knowledge, threatened, nor is the Borrower or either Guarantor aware of any labor organization activity involving its employees, and none of the Borrower or the Guarantors is aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers, customers or contractors. To the best of the Borrower's and the Guarantors' knowledge, no employee of the Borrower or the Guarantors is or will be in violation of any judgment, decree or order, or any term of any employment contract, patent disclosure agreement, or other contract or agreement relating to the relationship of any such employee with the Borrower, a Guarantor or any other party because of the nature of the business conducted or to be conducted by the Borrower or the Guarantor or to the use by the employee of his best efforts with respect to such business. Except as set forth in Schedule 4.1(f),
                                                                ---------------
none of the Borrower and the Guarantors is a party to or bound by any currently effective employment contract (other than contracts that can be terminated on an at-will basis upon specified notice), deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement, or other employee compensation agreement other than its management incentive plan, team incentive plan and sales and consulting incentive plan. The Borrower is not aware that any officer or key employee, or any group of key employees, intends to terminate their employment with the Borrower, nor does the Borrower have a present intention to terminate the employment of any of the foregoing. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Borrower is terminable at the will of the Borrower.

     (g)     Absence  of  Proceedings.  There  is  no  action, suit, proceeding,
             ------------------------
inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Borrower or the Guarantors, threatened, against or affecting the Borrower or the Guarantors, any of their shareholders, directors, officers or agents, or any Subsidiary which might reasonably be expected individually or in the aggregate to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets of the Borrower, the Guarantors or any Subsidiaries or the consummation of the transactions contemplated in this Agreement or the Debenture or the performance by the Borrower or the Guarantors of their respective obligations hereunder.

     (h)     Possession  of  Intellectual  Property.  Each  of the Borrower, the
             --------------------------------------
Guarantors and the Subsidiaries have all rights in the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, directly or through agreements with other parties), trademarks, service marks, trade names, Internet domain names or other intellectual property necessary to carry on its existing and prospective business activities. As of the date hereof, the existing and proposed business operations of the Borrower, the Guarantors and the Subsidiaries do not and will not foreseeably infringe, respectively, on the intellectual property rights of third parties.

     (i)     Absence of Further Requirements.  No filing with, or authorization,
             -------------------------------
approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Borrower or either Guarantor of its obligations hereunder in connection with the performing any of its obligations under this Agreement or the Debenture, except such as have been obtained on the date hereof or will be obtained on or prior to such Disbursement Date or as may be properly obtained subsequent to such Disbursement Date.

     (j)     Possession  of  Licenses and Permits.  The Borrower, the Guarantors
             ------------------------------------
and each of the Subsidiaries possesses such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by regulatory agencies or bodies in any applicable jurisdiction necessary to conduct the business now operated by them; the Borrower, the Guarantors and each of the Subsidiaries is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply individually or in the aggregate would not have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect individually or in the aggregate would not have a Material Adverse Effect; none of the Governmental Licenses is at present subject to any legal challenge by any person or review by any governmental authority and neither the Borrower, either Guarantor nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, if the subject of an unfavorable decision, ruling or finding, would result individually or in the aggregate in a Material Adverse Effect.

     (k)     Private  Placement.  Neither the Borrower, either Guarantor nor any
             ------------------
affiliate (as defined in Rule 405 under the Securities Act) thereof has (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Notes in a manner that would require the registration under the U.S. Securities Act of 1933 (the "Securities Act") of the Notes or (ii) engaged in any form of general solicitation or general advertising (within the meaning of Rule 502(c) of Regulation D under the Securities Act) or any directed selling efforts (as defined under the Securities Act) in the United States in connection with the offer and sale of the Notes.

     (l)     Subsidiaries.  Each  subsidiary  of  the  Parent,  meaning  any
             ------------
corporation in which the Parent, directly or indirectly, beneficially owns more than 50% of the equity interest in, or the voting control of, such company (each, a "Subsidiary"), is a corporation validly existing and in good standing under the laws of its jurisdiction of incorporation and has full corporate power and authority to own, lease and operate its properties, conduct its business as and to the extent now conducted. All of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable, and, except as set out in Schedule 4.1(l), are owned,
                                                     ---------------
beneficially  and  of  record, by the Parent or Subsidiaries wholly owned by the
Parent free and clear of all liens, charges, encumbrances, options, rights of pre-emption and third party rights whatsoever (collectively, "Liens"). A complete list of all Subsidiaries and other holdings of the Parent is set out in
Schedule  4.1(l).  Save  as  set  out in that schedule, neither the Borrower nor
----------------
either Guarantor owns, directly or indirectly, any of the capital stock or voting stock of any other company or corporation.

     (m)     Tax, Records and Returns.  (A) Each of the Borrower, the Guarantors
             ------------------------
and the Subsidiaries has duly filed all returns, computations, notices and information required to be made or provided by it for any tax purpose and the same have been made or given within the requisite periods and on a proper basis and when made were true and accurate and are up to date and none of them is or likely to be the subject of any dispute with any tax authority exceeding US$50,000 in the aggregate.

               (B) Each of the Borrower, the Guarantors and the Subsidiaries has paid when due, and has withheld, deducted and accounted to the relevant tax authorities for, all tax, including provisional taxation, which it has become liable to pay, withhold, deduct or account for on or before the date hereof and within the one year period prior to the date hereof neither the Borrower, the Guarantors, any Subsidiary nor any director or officer thereof has paid or become liable to pay any fine, penalty, surcharge or interest in relation to tax in relation to the activities of the Borrower, the Guarantors or any Subsidiary, except where the failure to do so would not result in a liability exceeding
US$50,000  in  the  aggregate.

     (n)     Title  to  Property.  (A)  None of the Borrower, the Guarantors and
             -------------------
the  Subsidiaries  owns  any  real  property.

          (B) All of the leases and subleases material to the business of the Borrower, the Guarantors and the Subsidiaries are in full force and effect, the Borrower, the Guarantors and the Subsidiaries are each in compliance with each of them and none of the Borrower, the Guarantors or any Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Borrower, the Guarantors or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Borrower, the Guarantors or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

          (C) Each of the Borrower, the Guarantors and the Subsidiaries has good and marketable title to its assets, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (a) those resulting from taxes which have not yet become delinquent, and (b) those that have otherwise arisen in the ordinary course of business.

     (o)     [intentionally  left  blank]

     (p)     Contracts.  (A)  There are no contracts or obligations, agreements,
             ---------
arrangements or concerted practices involving the Borrower, the Guarantors or any Subsidiary and no practices in which the Borrower, either Guarantor or any Subsidiary is engaged, which are void, illegal, unenforceable, registrable or notifiable under or which contravene any fair trading or anti-trust legislation or regulations of the law of any jurisdiction in which the Borrower, the Guarantors or any of the Subsidiaries conducts its business or sells its services nor has the Borrower, either Guarantor or any Subsidiary received any threat or complaint or request for information or investigation in relation to or in connection with any such legislation or regulations, except to the extent such contracts or obligations, agreements, arrangements or concerted practices would not have a Material Adverse Effect.

          (B) With respect to each material contract, commitment, arrangement, understanding, tender and bid involving the Borrower, a Guarantor or any Subsidiary:

               (1) each of the Borrower, the Guarantors and each Subsidiary has duly authorized, executed and delivered such contract ,and the Borrower, the Guarantors and each Subsidiary has duly performed and complied in all material respects with each of its obligations thereunder;

               (2) neither the Borrower, the Guarantors nor any Subsidiary is under any material obligation which cannot readily be fulfilled, performed or discharged by it on time and without undue or unusual expenditure of effort or loss;

               (3) to the best of the Borrower's and the Guarantors' knowledge, after due enquiry, there are no grounds for rescission, avoidance, repudiation or termination and neither the Borrower, the Guarantors nor any Subsidiary has received any notice of rescission or termination; and

               (4) to the best of the Borrower's and the Guarantor's knowledge, the obligations of the other parties thereto form valid obligations of such other parties, and none of such other parties is in default thereunder, except where such default would not have a Material Adverse Effect.

     (q)     Affiliate  Transactions.  (i)  Except  for  the  Loans, there is no
             -----------------------
indebtedness between the Borrower, either Guarantor or any Subsidiary, on the one hand, and any officer, director, shareholder or Affiliate (as defined in Rule 405 under the Securities Act) of the Borrower, the Guarantors or any Subsidiary or any relative of such persons, or any entity in which any of such shareholder, director or officer of the Borrower, the Guarantors or a Subsidiary has an interest, other than a passive shareholding of less than 5% in a publicly listed company, on the other, (ii) neither any such officer, director, shareholder or Affiliate provides or causes to be provided any assets, services (other than those in the capacity of officer or director of the Borrower, a Guarantor or any Subsidiary) or facilities to the Borrower, the Guarantors or any Subsidiary which are individually or in the aggregate material to the business or condition of the Borrower or the Guarantors and (iii) except as set forth in Schedule 4.1(q), neither the Borrower, the Guarantors nor any
           ----------------
Subsidiary provides or causes to be provided any assets or facilities to any such officer, director, shareholder or Affiliate which are individually or in the aggregate material to the business or condition of the Borrower or the Guarantors.

     (r)     Minute  Books.  The  statutory books, minute books and registers of
             -------------
members of the Borrower, the Guarantors and the Subsidiaries made available to the Lenders are true and complete and have been properly and accurately maintained in all material respects and contain full and accurate records of all resolutions passed by the directors and shareholders of the Borrower, the Guarantors and the Subsidiaries. The copies of the charter documents of the Borrower, the Guarantors and the Subsidiaries (having attached thereto copies of all such resolutions that are by law required to be attached thereto and all amendments made to date) that have been delivered to the Lenders are true and complete. All legal and procedural requirements and other formalities concerning such charter documents have been duly and properly complied with in all material respects.

     (s)     Brokers.  All  negotiations  relative  to  this  Agreement  and the
             -------
transactions contemplated hereby have been carried out by the Borrower and the Guarantors directly without the intervention of any person on behalf of the Borrower or the Guarantors in such manner as to give rise to any valid claim by any person against the Lenders (or any of them), the Borrower, the Guarantors or any Subsidiary for a finder's fee, brokerage commission or similar payment.

     (t)     Disclosure.  Neither  this  Agreement,  the Notes or the Debenture,
             ----------
nor any other statements or certificates made or delivered in connection herewith or therewith, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

     (u)     Financial  Statements.  The  audited  consolidated  financial
             ---------------------
statements of the Parent as of and for the year ended December 31, 2000 (the "Financial Statements") and the unaudited consolidated financial statements of the Parent as of and for the three months ended March 31, 2001 (the "Interim Financial Statements"), which have been made available to the Lenders, are correct in all material respects and have been prepared in accordance with US generally accepted accounting principles ("GAAP") applied on a basis consistent throughout the periods indicated and consistent with each other, and present fairly the consolidated financial condition and consolidated operating results of the Parent of the dates and during the periods indicated therein, subject, in the case of the Interim Financial Statements, to normal year-end adjustments, which will not be material in amount or significance. Except as set forth in the Financial Statements or the Interim Financial Statements or arising in the ordinary course of business since April 1, 2001, none of the Borrower or either of the Guarantors has (A) incurred any liabilities of any nature (matured or unmatured, fixed or contingent) or (B) made any material disposal of assets, suffered any loss or material damage of any assets, waived any valuable rights, made any material change in any material contract to which it is a party or declared or paid any dividends. Since April 1, 2001, (1) there has been no material adverse change in the financial or trading position or prospects of the Borrower, the Guarantors or the Subsidiaries; and (2) the business of each of the Borrower, the Guarantors and the Subsidiaries has in all material respects been carried on in the ordinary course of such business.

     (v)     Dissolution  or  Winding-up.  No  steps  have  been  taken  by  the
             ---------------------------
Borrower, either Guarantor or any Subsidiary, nor have any orders been made or legal proceedings been started or threatened for the dissolution or winding-up, or for the appointment of a receiver, trustee, judicial manager or similar officer, of the Borrower, the Guarantors or any Subsidiary, its assets or any of them. Neither the Borrower, the Guarantors nor any Subsidiary is unable to pay its debts as they fall due.

     (w)     Confidentiality  Provision.  Each  officer  and  employee  of  the
             --------------------------
Borrower, the Guarantors or the Subsidiaries is subject to an employment agreement with confidentiality provisions substantially to the effect set forth in Schedule 4.1(w).
    ----------------

     (x)     Non-Competition  Agreements.  Neither  the Borrower, the Guarantors
             ---------------------------
nor any of its Subsidiaries is a party to any non-competition or other agreement or subject to any duty which restricts the scope of, or the jurisdictions in which the Borrower, the Guarantors or the relevant Subsidiary may carry on, its business.

     (y)     Insurance.  Each  of  the  Borrower,  the  Guarantors  and  the
             ---------
Subsidiaries has maintained adequate insurance coverage against risks normally insured against by companies carrying on a similar business in the geographic area in which such company carries on its business, and in particular has maintained all insurance required by statute.

     (z)     No Other Representations.  Notwithstanding anything to the contrary
             ------------------------
contained in this Agreement, it is the explicit intent of each party hereto that none of the Borrower or the Guarantors is making any representation or warranty whatsoever, express or implied, except those representations, and warranties contained in this Section 4.1.

     (aa)     Taxes on Payments.  All payments to be made by the Borrower or the
              -----------------
Guarantors under this Agreement, the Notes or the Debenture, may be made by them free and clear of, and without deduction for, taxes and no deductions or withholdings are required to be made therefrom.

     (bb)     Pari  passu  Ranking.  The  obligations  of the Borrower hereunder
              --------------------
rank at least pari passu with all its other present and future unsecured and unsubordinated obligations save for any obligations mandatorily preferred by law and not by contract.

     (cc)     No Immunity.  Each of the Borrower and the Guarantors is generally
              -----------
subject to civil and commercial law and to legal proceedings and none of them nor any of their respective assets or revenues is entitled to any immunity or privilege (sovereign or otherwise) from any set-off, judgment, execution, attachment or other legal process.

     (dd)     Security  Interests  over  Assets.  Save  as  may  be permitted or
              ---------------------------------
contemplated by this Agreement and the Debenture, no Security Interest (as defined below) exists over all or any of the present or future revenues or assets of the Borrower or either of the Guarantors. For the purpose of this Agreement, "Security Interest" means any mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment, security interest or other encumbrance of any kind securing or conferring any priority of payment in respect of any obligation of any person and includes any right granted by a transaction which, in legal terms, is not the granting of security but which has an economic or financial effect similar to the granting of security in each case under any applicable law.

     (ee)     Choice  of Law.  In any proceedings taken in the State of Delaware
              --------------
in relation to this Agreement, the Notes or the Debenture, the choice of the laws of the State of Delaware as the governing law of this Agreement and the Notes and any judgment obtained in the State of Delaware would be recognised and enforced.

     4.2     Representations  and  Warranties Continue.  The representations and
             -----------------------------------------
warranties in Section 4.1 shall be deemed to be repeated by the Borrower and each Guarantor throughout the continuance of this Agreement as if made, with reference to the facts and circumstances existing from time to time.


                                    SECTION 5
                  COVENANTS OF THE BORROWER AND THE GUARANTORS
                  --------------------------------------------

     5.1     Covenants  of  the  Borrower.  Until  such  time as the Acquisition
             -----------------------------
shall have been consummated in accordance with its terms, each Borrower and Guarantor covenants with the Lenders as follows:

     (a)     Interim  Period.  During the period from the date of this Agreement
             ---------------
to the Initial Disbursement Date (the "Interim Period"), none of the Borrower, the Guarantors or the Subsidiaries shall carry on its business in a manner, do, allow or procure any act or omission which would constitute a breach of or render inaccurate or misleading any of the representations and warranties under
Section 4.1 except for entering into or consummating the Acquisition. The Borrower or the Guarantors shall give the Lenders prompt notice of any event, condition or circumstance during the Interim Period that would constitute a violation or breach of any of such representations and warranties if such representations and warranties were made as of any day during the Interim Period, or would constitute a violation or breach of any terms and conditions contained in this Agreement. In addition, during the Interim Period, other than entering into or consummating the Acquisition, none of the Borrower or the Guarantors shall permit, with respect to itself or any Subsidiary, any: (i) material change in key personnel, (ii) disposal of material assets, (iii) change in its auditors or its financial year end, (iv) amendment to its charter documents (except for the adoption of amendments to the Existing Articles necessary to effect the sale and issuance of the Series C Shares), (v) acquisition of assets or contracting to do so otherwise than in the ordinary course of business, (vi) entering into of arrangements that are not on an arm's length basis and in the ordinary course of business, (vii) lending or borrowing of money or providing any security or indemnity except under this Agreement and the Debenture or in the ordinary course of business and (viii) declaration or payment of dividends or issuance of securities of any kind.

     (b)     Stamp Tax.  The Borrower and the Guarantors will pay (1) any stamp,
             ---------
issue, registration, documentary or other similar taxes and duties including interest and penalties, payable on or in connection with the making of the Loans and the Guarantee, creation, issue and offering of the Series D Shares or the shares of Vsource, if any, received in the exchange described in Section 3.3, or the execution or delivery of this Agreement or the Debenture; and (2) in addition to any amount payable by the Borrower or the Guarantors under this Agreement, any value added, turnover or similar tax payable in respect of that amount.

     (c)     Material  Changes.  The  Borrower and the Guarantors will forthwith
             -----------------
notify the Lenders if, at any time prior to a Disbursement Date, anything occurs which renders or may render untrue or incorrect in any respect any of the representations and warranties contained in Section 4.1 or which breaches any of the covenants given in Section 5.1(a).

     (d)     Perfection  of Security.  All such action as is necessary after the
             -----------------------
Initial Disbursement Date to maintain the perfected security interest granted with respect to the Collateral, including filing of the Debenture, Form 34, Form 40B and any other documents or instruments that are required with the Registrar of Companies in Malaysia, shall be promptly taken by the Guarantors and the Borrower.

     (e)     Duration.  The undertakings in this Section 5 shall remain in force
             --------
from and after the date hereof and so long as any sum remains payable under this Agreement.

     (f)     Notification  of Defaults.  Each of the Borrower and the Guarantors
             -------------------------
will notify the Lenders in writing of any Event of Default (as defined in Section 7.1) forthwith upon the occurrence thereof.

     (g)     Consents.  Each  of the Borrower and the Guarantors will obtain and
             --------
promptly renew from time to time and thereafter maintain in full force and effect, and will comply with and promptly furnish certified copies to the Lenders of, all such authorisations, approvals, consents, licences and exemptions as may be required under any applicable law or regulation to enable it to perform its obligations under this Agreement or required for the validity or enforceability of this Agreement.

     (h)     Pari  Passu  Ranking.  Each  of  the  Borrower  and  the Guarantors
             --------------------
undertakes that its obligations hereunder do and will at all times rank at least pari passu with all of its other present and future unsecured obligations save for any obligations preferred by law.

     (i)     Disposals.  Except  for  entering  into  and  consummating  the
             ---------
Acquisition, each of the Borrower and the Guarantors will not and will procure that no other Subsidiary, will either in a single transaction or in a series of transactions whether related or not and whether voluntarily or involuntarily, sell, transfer, lease or otherwise dispose of all or any substantial part of its assets or revenues except pursuant to the Acquisition or except for any of the following types of disposals provided such disposal does not adversely affect the ability of the Borrower or the Guarantors to perform its obligations under this Agreement:

          (i) disposals made with the prior written consent of the Tranche A Majority Lenders and the Tranche B Majority Lenders;

          (ii) disposals of cash raised or borrowed for the purposes for which such cash was raised or borrowed;

          (iii) disposals of assets in exchange for other assets comparable as to type and value;

          (iv) disposals of any of its assets on terms whereby such asset is leased to or re-acquired by the Borrower or Guarantor or any other Subsidiary;

          (v) any distribution of the surplus assets of the Borrower, either Guarantor or any Subsidiary in a liquidation or winding-up not involving insolvency; or

          (vi) the application of the proceeds of an issue of securities (whether equitable or debt) for the purposes stated in the prospectus or other offering document relating to that issue.

     (j)     Mergers.
             -------

          (i) Save for the Acquisition, none of the Borrower or the Guarantors will without the prior written consent of the Tranche A Majority Lenders and the Tranche B Majority Lenders enter into any merger or consolidation with any entity or take any step with a view to dissolution, liquidation or winding-up.

          (ii) None of the Borrower or the Guarantors will, and will procure that no Subsidiary will, without the prior written consent of the Tranche A
Majority Lenders and the Tranche B Majority Lenders, acquire any assets or business or acquire or make any investment if such assets, business or investment is substantial in relation to the Parent and its Subsidiaries taken as a whole.

     (k)     Maintenance  of  status  and  franchises.
             ----------------------------------------

          (i) Each of the Borrower and the Guarantors will do all such things as are necessary to maintain its corporate existence in good standing and to conduct its business in a proper and efficient manner and in compliance with all laws, regulations, authorisations, agreements and obligations applicable to it and pay all taxes imposed on it when due.

          (ii) Each of the Borrower and the Guarantors will and will procure that each Subsidiary will, ensure that it has the right and is duly qualified to conduct its business as it is or is intended as at the date hereof to be conducted in all applicable jurisdictions and will obtain and maintain all franchises and rights necessary for the conduct of its business.

     (l)     Constitutional  Documents.  Each of the Borrower and the Guarantors
             -------------------------
shall procure that no material amendment or supplement is made to their respective memorandum of association or articles of association, if any, without the prior written consent of the Tranche A Majority Lenders and the Tranche B Majority Lenders such consent not to be unreasonably withheld or delayed.

     (m)     Share  Capital.  Except upon conversion of any class of convertible
             --------------
securities currently issued and outstanding or redemption of the Parent's shares following the Acquisition, each of the Borrower and the Guarantors will not and procure that no Subsidiary will, without the prior written consent of the Tranche A Majority Lenders and the Tranche B Majority Lenders, purchase or redeem any of their respective issued shares or reduce their respective share capital or make a distribution of assets or other capital distribution to their respective shareholders.

     (n)     Dividends.  Each  of  the  Borrower and the Guarantors will not and
             ---------
will procure that no Subsidiary will, without the prior written consent of the Tranche A Majority Lenders and the Tranche B Majority Lenders, pay any dividend or make any other income distribution to their respective shareholders.

     (o)     Subsidiary  or  Investment.  Except  for  acquisitions of assets or
             --------------------------
businesses of customers in connection with the provision by the Parent or a Subsidiary of outsourced services to such customer using such acquired assets or businesses in an amount of US$5,000,000 or less, each of the Borrower and the Guarantors will not without the prior written consent of the Tranche A Majority Lenders and the Tranche B Majority Lenders, establish or acquire any subsidiary or invest in any other entity the business of which is not within the core business activity of the Parent and its Subsidiaries as shown in the latest financial statements of the Parent supplied to the Lenders or provide financing to any person except by way of trade credit in the ordinary course of its business.

     (p)     Indebtedness.  None  of  the  Borrower  or  any  Guarantor  or  any
             ------------
Subsidiary will incur or guarantee any indebtedness exceeding US$1,000,000 in the aggregate without the prior written consent of the Tranche A Majority Lenders and the Tranche B Majority Lenders.

     (q)     Lending.  Each of the Borrower and the Guarantors will not and will
             -------
procure that no Subsidiary will make or grant any loan or advance except as may be necessary in the ordinary course of its business.

     (r)     Undertakings  by  the  Parent.  For so long as any Principal Amount
             -----------------------------
shall  remain  outstanding,  the  Parent  will:

          (i) not make any repayment of capital or reduction of its stated capital involving any repayment to its shareholders either in cash or in specie (other than to shareholders having the right on a winding up of the Parent to return of capital in priority to other shareholders);

          (ii) not issue or pay up any securities by way of capitalisation of profits other than (a) by the issue of shares to its shareholders or (b) by the issue of shares in lieu of a cash dividend and in each case credited as fully-paid out of distributable profits or (c) by the issue of fully-paid equity share capital (other than the securities set forth in Schedule 4.1(b) (the
                                                            ---------------
"Shares")  to  the  holders  of  equity  share  capital  of  the  same  class;

          (iii) not, unless the consent of the Tranche A Majority Lenders and the Tranche B Majority Lenders has been obtained, in any way modify the rights attaching to the Shares or create or issue or permit to be in issue any other class of equity share capital carrying any right which is more favourable than the corresponding right attaching to the Shares or attach any special rights or privileges to any such other class of equity share capital;

          (iv)     procure  that,  unless  the consent of the Tranche A Majority
Lenders and the Tranche B Majority Lenders has been obtained, no securities (whether issued by the Parent or any Subsidiary) in issue at the date hereof shall be exchanged for or converted into Shares except in accordance with the terms of issue thereof; or

     (v) will ensure that all Shares issued upon conversion of the Loan will be duly and validly issued as fully-paid and non-assessable free and clear of all encumbrances, liens, mortgages and any other rights of third parties whatsoever.

     (s)     Taxation.  All  payments of interest in respect of the Loan will be
             --------
made without withholding or deduction of or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by any authority unless the withholding or deduction of such taxes, duties, assessments or governmental charges is required by law. In that event, the Borrower will pay such additional amounts as may be necessary in order that the net amounts received by the Lenders after such withholding or deduction shall equal the respective amounts receivable in respect of the Loan in the absence of such withholding or deduction.

     (t)     Issuance  of  New Notes. The Borrower and the Guarantors shall duly
             -----------------------
execute and deliver to each of the Tranche A Lender a Note in exchange for the note held by such Tranche A Lenders under the Existing Agreement.


                                    SECTION 6
                           INVESTMENT REPRESENTATIONS
                           --------------------------

     6.1 Each Lender (in respect of itself only and so that the relevant Lender shall not in any circumstances be liable for any breach of any representation, warranty or agreement set forth in this Section 6 hereto by or in relation to any other Lender) hereby makes the representations, warranties and agreements set forth below as of the date hereof and as of each Disbursement

Date. Each Lender acknowledges that the Borrower and the Guarantors are relying upon the accuracy and completeness of the representations contained in this
Section 6 in complying with its obligations under applicable U.S. securities laws.

     (a)     Experience.  The  Lender  has,  from  time  to  time,  evaluated
             ----------
investment in new, high technology companies and has experience in evaluating and investing in new, high technology companies. Lender has such knowledge and experience in financial and business matters that Lender is capable of evaluating the merits and risks associated with the Loan and exchange of the Loans into shares of the Parent or Vsource pursuant to the terms of this Agreement and is capable of protecting Lender's interests in connection therewith, and is able to afford a complete loss of Lender's investment in the shares.

     (b)     Investment.  Lender  is  acquiring  its  Note,  and if such Note is
             ----------
converted Lender will be acquiring shares of the Parent or Vsource, for investment for its own account and not with the view to, or for resale in connection with, any distribution thereof. Such Lender understands that neither its Note, or the shares into which the Loan may be converted, has been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

     (c)     Rule  144.  Lender  acknowledges  that its Note and the shares into
             ---------
which the Loan may be converted must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Lender is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the availability of certain current public information about the Borrower and the Guarantors, the resale occurring not less than one year after a party has purchased and paid for the securities to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding applicable specified limitations. Such Lender is aware that the conditions for resale set forth in Rule 144 have not yet been satisfied with respect to Parent.

     (d)     No  Public  Market.  Lender  understands  that no public market now
             ------------------
exists for any of the securities issued by the Borrower or the Guarantors and that a public market may never exist for the Notes or any of the Parent's shares.

     (f)     Resale  Restrictions.  Lender  hereby agrees not to resell the debt
             --------------------
securities received under this Agreement unless such securities are subsequently registered under the Securities Act or an exemption therefrom is available. If requested by the Borrower or the Guarantors, Lender shall furnish them with a legal opinion reasonably satisfactory to them that a sale of such securities is exempt from the requirements of registration under the Securities Act. It is agreed that no such opinion will be required for sales made pursuant to Rule 144 except in unusual circumstances, and it is further agreed that no such opinion will ever be required for transfers to Lender's affiliates (which shall be deemed to be persons or entities controlling, controlled by or under common control with Lender) or immediate family members of such affiliates.

     (g)     Access  to  Data.  During  the  negotiation  of  the  transactions
             ----------------
contemplated herein, Lender and its representatives have been afforded full and free access to corporate books, financial statements, records, contracts, documents and other information concerning the each of the Borrower and the Guarantors and to its offices and facilities, have been afforded an opportunity to ask such questions of the Borrower's and the Guarantors' officers, employees, agents, accountants and representatives concerning the Borrower's and the

Guarantors' business, operations, financial condition, assets, liabilities and other relevant matters as they have deemed necessary or desirable, and have been given all such information as has been requested, in order to evaluate the merits and risks of the prospective investments contemplated herein.

     (h)     Legends.  It is understood that the Notes and the certificate(s) of
             -------
any shares into which the Loan may be converted shall bear the legend substantially as set forth below:

          The securities represented hereby have not been registered under the U.S. Securities Act of 1933, as amended, or under the securities laws of any state of the United States. These securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the applicable securities laws. Investors should be aware that they may be required to bear the financial risks of this investment for an indefinite period of time.


                                    SECTION 7
                                EVENTS OF DEFAULT
                                -----------------

     7.1 Upon the occurrence of any Event of Default, the outstanding Principal Amount, any interest accrued thereon and the payments called for under
Section 3.3(g), shall forthwith be immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, and the Lenders may exercise any and all rights and remedies available to them under this Agreement, the Notes and the Debenture.

An  "Event of Default" shall mean the occurrence of any of the following events:

     (a) Material breach of this Agreement, any Note or the Debenture, or any default in the repayment of any other material indebtedness of the Borrower or the Guarantors when the same shall be due and payable;

     (b) Any proceeding shall be commenced by or against the Borrower or either Guarantor under any bankruptcy or insolvency laws, or the Borrower or a Guarantor shall take any action to authorize any of the foregoing; provided that if such proceeding is not instituted by or on behalf of the Borrower or a Guarantor (or acquiesced by them) there shall be an "Event of Default" only if such proceeding shall remain unstayed for 60 days;

     (c) Any judgment or order, or any series of judgments or orders, shall have been entered against the Borrower or a Guarantor which would have a material adverse effect upon the value of the collateral under the Debenture and such judgment or order remains unstayed for a period of 30 or more consecutive days;

     (d) Any law, rule or regulation of any jurisdiction shall be enacted or promulgated that shall have a material adverse affect on the ability of the Borrower or a Guarantor or any Subsidiary to perform any of its obligations hereunder or under the Notes or the Debenture, including, without limitation, any moratorium or similar laws;

     (e) This Agreement, any Note or the Debenture ceases to be the legal, valid and binding obligation of the Borrower or the Guarantors enforceable in accordance with its terms or the Lenders cease to have a perfected security interest in the collateral under the Debenture;

     (f) Any representation or warranty made or deemed to be made or repeated by or in respect of the Borrower or either Guarantor in or pursuant to this Agreement is or proves to have been incorrect or misleading in any material respect;

     (g) If the holder of any encumbrance takes possession or a receiver is appointed of the whole or a material part of the assets, undertaking, property or revenues of the Borrower or a Guarantor which constitutes part of the collateral under the Debenture or any of them is or declares itself to insolvent;

     (h) A distress, execution or seizure before judgment is levied or enforced upon or sued out against the whole or a material part of the property of the Borrower or any Guarantor which constitutes part of the collateral under the Debenture and is not discharged within 30 days thereof;

     (i) if any other present or future indebtedness of the Borrower or any Guarantor is not paid or met at its stated maturity (or within any applicable period of grace) or by reason of default on the part of such Borrower or Guarantor becomes due or capable of being declared due prior to its stated maturity (or if payable or repayable on demand is not paid or repaid on demand or within any applicable period of grace) or if any security for any such indebtedness becomes enforceable;

     (j) if the Borrower or any Guarantor fails to pay when due or expressed to be due, any amounts payable by it under any present or future guarantee for any moneys borrowed from or raised through a financial institution and, if capable of remedy, is not remedied within any applicable grace period thereunder;

     (k) if a moratorium is agreed or declared in respect of any indebtedness of the Borrower or any Guarantor;

     (l) if any governmental authority or agency of any jurisdiction condemns, siezes, compulsorily purchases or expropriates all or a substantial part of the assets of the Borrower or any Guarantor or places any material restriction on a material portion of the assets of such Borrower or Guarantor whether by way of cancellation or revocation of, or the imposition of conditions on, any licences of such companies, or otherwise howsoever;

     (m) any event occurs which has an analogous effect to any of the events referred to in paragraphs (a) to (l) above under the laws applicable to the Borrower or a Guarantor; and

     (n) any material adverse change in the financial position, business operating condition (financial or otherwise) or prospects of the Borrower, any Guarantor or any Subsidiary shall have occurred.;

provided,  that  if  the Acquisition has occurred, "Event of Default" shall only
--------
mean  the  items  listed  in  clauses  (b), (c), (d), (e), (g), (h), (k) or (l).


                                    SECTION 8
                                  MISCELLANEOUS
                                  -------------

     8.1     Governing Law; Jurisdiction.  This Agreement and the Notes shall be
             ---------------------------
governed by and construed under the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. With respect to any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby, the parties hereto submit to the non-exclusive jurisdiction of the federal courts located in Wilmington, Delaware or the courts of the State of Delaware located in Wilmington, Delaware and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such suit, action or proceeding and waives any objection to venue laid therein. For purposes of this Agreement, process in any such suit, action or proceeding in any such courts may be served on the parties hereto anywhere in the world, whether within or without Delaware.

     8.2     Survival.  The  representations,  warranties,  covenants  and
             --------
agreements made herein shall survive any investigation made by Lender and the making of the Loan contemplated hereby.

     8.3     Successors  and  Assigns.  Except as otherwise provided herein, the
             ------------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     8.4     Entire  Agreement;  Amendment.  This  Agreement  and  the  other
             -----------------------------
documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and supercedes and replaces any prior understanding or agreement, including with respect to the Advance. No termination, revocation, waiver, modification, amendment or supplement to this Agreement or any Note shall be binding unless
(i) in writing and signed by the Borrower and each of the Guarantors and (ii) consented to in writing by the Tranche A Majority Lenders (in the case of the Tranche A Loans) and by the Tranche B Majority Lenders (in the case of the
Tranche  B  Loans).

     8.5     No  Waiver.  Each  party  to this Agreement shall have the absolute
             ----------
right to exercise or refrain from exercising any right or rights that such party may have by reason of this Agreement, the Notes or the Debenture without such refrain acting as a waiver or surrender of any right granted hereunder.

     8.6     Notices,  etc.  Any  notice or other communication (except payment)
             --------------
required or permitted hereunder shall be in writing and shall be deemed to have been given upon delivery if personally delivered or upon deposit in the United States mail for mailing by certificate mail, postage prepaid, and addressed as follows:

          If to the Borrower or
          either Guarantor:       c/o  NetCel360  Hong  Kong  Limited
                                  5th Floor, AXA Centre, 151 Gloucester Road
                                  Wanchai,  Hong  Kong
                                  Telephone:  852-2259-7888
                                  Facsimile:   852-2523-1344
                                  Attn:  Dennis  Smith

If  to  a Lender:     In accordance with the contact details set forth alongside such  Lender's  name  in  Schedule  1A  or  Schedule  1B,  as  applicable.
                          ------------      ------------

     8.7     Expenses.  Each  party  shall  bear  its own expenses in connection
             --------
herewith and with conversion or exchange of the Notes. If legal action is brought to enforce or interpret the terms of this Agreement, the Notes or the Debenture, the prevailing party shall be entitled to recover its reasonable attorneys' fees, costs and necessary disbursements in connection therewith in addition to any other relief to which such party may be entitled.

     8.8     Counterparts.  This Agreement may be executed in counterparts, each
             ------------
of which shall be enforceable against the party actually executing such counterpart, and which together shall constitute one instrument.

     8.9     Severability.  In the event that any provision of this Agreement or
             ------------
the Notes becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement or the Notes shall continue in full force and effect without said provision.

     8.10     Assignment.  None  of  the Borrower or either Guarantor may assign
              ----------
this Agreement or any Note, or any of its rights and obligations hereunder or thereunder, to any person other than an Acquiror without the prior written consent of the Tranche A Majority Lenders and the Tranche B Majority Lenders; provided, that Parent will have the right to assign this Agreement and any Note,
  ------
and its rights and obligations hereunder or thereunder to Vsource, and upon any such assignment the Parent will have no further obligations under this Agreement or any such Note whatsoever. No Lender may assign or transfer this Agreement or any Note, or any of its rights and obligations hereunder or thereunder, to any person without the prior delivery to the Borrower of a letter or other instrument satisfactory to the Borrower signed by the proposed assignee or transferee pursuant to which such proposed assignee or transferee makes each of the representations, warranties and agreements set forth in Section 6 hereof

     8.11     Amendment  to  Debenture.  The  Debenture,  dated  April  6, 2001,
              ------------------------
between NetCel360 Sdn Bhd and the Lenders named therein (each of whom is a party to this Agreement) is hereby amended as set forth in Exhibit H hereto, and the
                                                       ---------
parties hereby agree to execute such documents and do such things as may be necessary to effect such amendment and to maintain the security interest described in the Debenture.

The foregoing Amended and Restated Bridge Loan Agreement is hereby executed as of the date first above written.

                                THE  BORROWER:

                                NETCEL360.COM  LIMITED



                                By:  /s/  Dennis  M.  Smith
                                     ------------------------
                                     Name:  Dennis  M.  Smith
                                     Title: Director


                                THE  GUARANTORS:

                                NETCEL360  HOLDINGS  LIMITED



                                By:  /s/  Dennis  M.  Smith
                                     ------------------------
                                     Name:  Dennis  M.  Smith
                                     Title: Director


                                NETCEL360  SDN  BHD



                                By:  /s/  Dennis  M.  Smith
                                     ------------------------
                                     Name:  Dennis  M.  Smith
                                     Title: Director

                                THE  LENDERS:


                                PHILLIP  E.  KELLY



                                /s/  Phillip  E.  Kelly
                                    -------------------------
                                    Name:  Phillip  E.  Kelly
                                    Address: c/o  NetCel360  Limited
                                             5th  Floor,  AXA  Centre
                                             151  Gloucester  Road
                                             Wanchai,  Hong  Kong

                                DENNIS  SMITH



                                /s/  Dennis  Smith
                                    ------------------------
                                    Name:  Dennis  Smith
                                    Address:  c/o  NetCel360  Limited
                                              5th  Floor,  AXA  Centre
                                              151  Gloucester  Road
                                              Wanchai,  Hong  Kong


                                BAPEF  INVESTMENTS  XII  LTD.



                                By: __________________________________
                                Name:
                                Title:


                                G5  PARTNERS,  LP

                                By:  MG5  LLC,  as  general  partner



                                By:     ______________________________
                                Name:
                                Title:


                                BAINLAB,  INC.



                                By: __________________________________
                                Name:
                                Title:

                               CHARLES  LONGLEY



                                ______________________________________
                                Name:     Charles  Longley
                                Address:  c/o  DHL  Worldwide  Express
                                          23  Floor,  Shui  On  Centre
                                          6-8  Harbour  Road,  Wanchai
                                          Hong  Kong


                                STEPHEN  STONEFIELD



                                _______________________________________
                                Name:     Stephen  Stonefield
                                Address:  c/o Credit Suisse First Boston
                                          1  Raffles  Link
                                          #03-01,  #04-01
                                          Singapore  039393


                                CSFB  ASIANET  TECH  CO-INVESTORS,  LTD.



                                By: __________________________________
                                Name:
                                Title:


                                CSFB  ASIANET  IEP,  LTD.



                                By: __________________________________
                                Name:
                                Title:


                                CSFB  ASIANET  CO-INVESTORS,  LTD.



                                By: __________________________________
                                Name:
                                Title:

                               MORTON  TOPFER



                               _______________________________________
                               Name:
                               Address:


                               ASIA  INTERNET  INVESTMENT  GROUP  I,  LLC

                               By: Asia Investing Group, L.P, as Managing Member
                               By: Asia Investors Group, LLC, as General Partner
                               By: Mercantile Asia Investors, LP,
                                   as Managing Member
                               By: Mercantile Asia, LLC, its General Manager



                               By:  /s/  I.  Steven  Edelson
                                    ------------------------
                                    Name:
                                    Title:


                               NEW  MEDIA  INVESTORS  VI,  L.L.C.



                               By:     ________________________________
                               Name:
                               Title:

                                    SCHEDULE 1A

                              Tranche A Lenders List

                                                             Contact
                                                            -----------
      Name of Lender                   Loan Amount          Information
      --------------                   ------------         -----------

Phillip Kelly                          $    920,487  c/o NetCel360 Hong Kong Limited
                                                     5th Floor, AXA Centre
                                                     151 Gloucester Road
                                                     Wanchai, Hong Kong
                                                     Tel: 852-2259-7878
                                                     Fax: 852-2523-1344

Dennis Smith                           $    537,132  c/o NetCel360 Hong Kong Limited
                                                     5th Floor, AXA Centre
                                                     151 Gloucester Road
                                                     Wanchai, Hong Kong
                                                     Tel: 852-2259-7878
                                                     Fax: 852-2523-1344

BAPEF Investments XII, Ltd.            $    409,920  c/o International Private Equity Services Ltd.
                                                     P.O. Box 431
                                                     13-14 Victoria Road
                                                     Gurnsey, UK
                                                     GY13ZD
                                                     Attn: Connie Helyar
                                                     Tel: 44-1481-713-843
                                                     Fax: 44-1481-715-219

G5 Partners, LP                        $     40,992  Apt. 2169, Tower 12
                                                     Hong Kong Park View
                                                     88 Tai Tam Reservoir Road
                                                     Hong Kong
                                                     Attn: Stewart Homler
                                                     Tel: 852-2101-7128
                                                     Fax: 852-2812-7128

bainlab, Inc.                          $      3,075  c/o Bain & Company, Inc.
                                                     Two Copley Place
                                                     Boston, MA 02116
                                                     USA
                                                     Attn: Michael V. Cannuscio
                                                     Tel: 617-572-2194
                                                     Fax: 617-572-2992

Charles Longley                        $     18,000  c/o DHL International HK Ltd.
                                                     23/F, Shui On Centre
                                                     6-8 Harbour Road, Wanchai
                                                     Hong Kong
                                                     Attn: Charles Longley, CEO
                                                     Tel: 852-2582-2626
                                                     Fax: 852-2802-0303

Stephen Stonefield                     $     31,500  c/o Credit Suisse First Boston
                                                     1 Raffles Link
                                                     #03-01, #04-01
                                                     Singapore 039393
                                                     Attn: Stephen Stonefield
                                                     Tel: 65-212-2288
                                                     Fax: 65-2122-2299


                                                             Contact
                                                            -----------
      Name of Lender                   Loan Amount          Information
      --------------                   ------------         -----------
CSFB AsiaNet Tech Co-Investors, Ltd.   $     44,117  c/o Credit Suisse First Boston Hong Kong Branch
CSFB AsiaNet IEP, Ltd.                 $    115,675  45/F, Two Exchange Square
CSFB AsiaNet Co-Investors, Ltd.        $     19,548  Central
                                                     Hong Kong
                                                     Attn: Peter Thomas
                                                           Michael Chae
                                                     Tel: (852) 2101-7140
                                                     Fax: (852) 2101-7720

                                                     copy to:
                                                     Credit Suisse First Boston Advisory Partners, LLC
                                                     Eleven Madison Avenue, 26th Floor
                                                     New York, NY 10010-3629
                                                     Attn: Ken Lohsen
                                                     Tel: (212) 325-5744
                                                     Fax: (212) 325-8436

                                                     copy to:
                                                     Credit Suisse First Boston
                                                     2400 Hanover Street
                                                     Palo Alto, CA 94304
                                                     Attn: Andrew Kiang, John Bateman
                                                     Tel: (650) 614-5000
                                                     Fax: (650) 614-5030

Morton Topfer                          $     22,500  c/o Castletop Capital
                                                     5000 Plaza on the Lake
                                                     Suite 170
                                                     Austin, TX 78746
                                                     USA
                                                     Tel: 512-329-6600
                                                     Fax: 512-329-6642

Asia Internet Investment Group I, LLC  $     44,012  c/o Mercantile Equity Partners
                                                     1372 Shermer Road
                                                     Northbrook, IL 60062
                                                     USA
                                                     Attn: Steven Edelson
                                                     Tel: 847-509-3711
                                                     Fax: 847-509-3715

New Media Investors VI, L.C.C.         $     43,042  c/o Jenzabar, Inc.
                                                     17 Sellers Street
                                                     Cambridge, MA 02139
                                                     USA
                                                     Attn: Robert A. Maginn, Jr.
                                                     Tel: 617-492-9099
                                                     Fax: 617-492 9081

                                  SCHEDULE IB

                             Tranche B Lenders List

                                                             Contact
                                                            -----------
      Name of Lender                   Loan Amount          Information
      --------------                   ------------         -----------

Phillip Kelly                          $    712,500  c/o NetCel360 Limited
                                                     5th Floor, AXA Centre
                                                     151 Gloucester Road
                                                     Wanchai, Hong Kong
                                                     Tel: 852-2259-7878
                                                     Fax: 852-2523-1344

Dennis Smith                           $    237,500  c/o NetCel360 Limited
                                                     5th Floor, AXA Centre
                                                     151 Gloucester Road
                                                     Wanchai, Hong Kong
                                                     Tel: 852-2259-7878
                                                     Fax: 852-2523-1344

Asia Internet Investment Group I, LLC  $    250,000  c/o Mercantile Equity Partners
                                                     1372 Shermer Road
                                                     Northbrook, IL 60062
                                                     USA
                                                     Attn: Steven Edelson
                                                     Tel: 847-509-3711
                                                     Fax: 847-509-3715

                                    EXHIBIT A

                             FORM OF TRANCHE A NOTE
                             ----------------------

     The securities represented hereby have not been registered under the U.S. Securities Act of 1933, as amended, or under the securities laws of any state of the United States. These securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the applicable securities laws. Investors should be aware that they may be required to bear the financial risks of this investment for an indefinite period of time.


                           CONVERTIBLE PROMISSORY NOTE


US$[*]
Principal Amount                                                    May __, 2001


     NetCel360.com Limited, a Cayman Islands company (the "Obligor"), for value received, hereby promises to pay to the order of the Tranche A Lenders set forth in Schedule 1A to the Amended and Restated Bridge Loan Agreement dated as of the same date hereof (the "Agreement") on the Tranche A Maturity Date the principal amount set next to each Tranche A Lender's name in such Schedule 1A, which in aggregate is US$2,500,000 (the "Tranche A Principal Amount"), unless this Tranche A Note is repaid or converted before that date pursuant to the terms hereunder or under the Agreement. Interest shall accrue on the outstanding Tranche A Principal Amount at the rate of 5% per annum from the date hereof and is due and payable on the Tranche A Maturity Date unless this Tranche A Note is repaid or converted before that date pursuant to the terms hereunder. Any terms not defined in this Tranche A Note shall have the meaning set forth in the Loan Agreement unless otherwise indicated.

     In consideration of the Tranche A Lenders agreeing to make the Tranche A Principal Amount available to the Borrower upon the terms and conditions of this Agreement, the Guarantors hereby jointly and severally and unconditionally and irrevocably guarantee, as a continuing obligation, the due and punctual payment and performance of the Secured Obligations in the currency and respective currencies in which the same is payable under the terms of this Agreement and the due and punctual performance and observance by the Borrower of all other obligations of the Borrower contained in this Tranche A Note, the Loan Agreement or the Debenture, notwithstanding any dispute between the Tranche A Lenders and the Borrower, and if the Borrower fails to pay any amount of the Secured Obligations when due the Guarantors shall pay such amount to the Tranche Lenders in the required currency as aforesaid forthwith upon receiving the Tranche A Majority Lenders' first written demand. The Guarantee shall be secured by a fixed and floating charge over the Collateral in favor of the Lenders granted under a Debenture entered into by NetCel360 Sdn Bhd.

     The Obligor and the Guarantors waive the rights of presentment, demand for performance, protest, notice of protest, and notice of dishonor. No delay on the part of the Tranche A Lenders in exercising any right hereunder shall operate as waiver of such right under this Tranche A Note. This Tranche A Note is being delivered and shall be construed in accordance with the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties.

                                AS  OBLIGOR:
                                NETCEL360.COM  LIMITED


                                By:_____________________________
                                Name:___________________________
                                Title:__________________________


                                AS  GUARANTORS:
                                NETCEL360  HOLDINGS  LIMITED


                                By:_____________________________
                                Name:___________________________
                                Title:__________________________



                                NETCEL360  SDN  BHD


                                By:_____________________________
                                Name:___________________________
                                Title:__________________________

                                    EXHIBIT B

                             FORM OF TRANCHE B NOTE
                             ----------------------


     The securities represented hereby have not been registered under the U.S. Securities Act of 1933, as amended, or under the securities laws of any state of the United States. These securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the applicable securities laws. Investors should be aware that they may be required to bear the financial risks of this investment for an indefinite period of time.


                           CONVERTIBLE PROMISSORY NOTE


US$[*]
Principal Amount                                                    May __, 2001


     NetCel360.com Limited, a Cayman Islands company (the "Obligor"), for value received, hereby promises to pay to the order of the Tranche B Lenders set forth in Schedule 1B to the Amended and Restated Bridge Loan Agreement dated as of the same date hereof (the "Agreement") on the Tranche B Maturity Date the principal amount set next to each Tranche A Lender's name in such Schedule 1B, which in aggregate is US$________ (the "Tranche B Principal Amount"), unless this Tranche B Note is repaid or converted before that date pursuant to the terms hereunder or under the Agreement. Interest shall accrue on the outstanding Tranche B Principal Amount at the rate of 5% per annum from the date hereof and is due and payable on the Tranche B Maturity Date unless this Tranche B Note is repaid or converted before that date pursuant to the terms hereunder. Any terms not defined in this Tranche B Note shall have the meaning set forth in the Loan Agreement unless otherwise indicated.

     In consideration of the Tranche B Lenders agreeing to make the Tranche B Principal Amount available to the Borrower upon the terms and conditions of this Agreement, the Guarantors hereby jointly and severally and unconditionally and irrevocably guarantee, as a continuing obligation, the due and punctual payment and performance of the Secured Obligations in the currency and respective currencies in which the same is payable under the terms of this Agreement and the due and punctual performance and observance by the Borrower of all other obligations of the Borrower contained in this Tranche B Note, the Loan Agreement or the Debenture, notwithstanding any dispute between the Tranche B Lenders and the Borrower, and if the Borrower fails to pay any amount of the Secured Obligations when due the Guarantors shall pay such amount to the Tranche Lenders in the required currency as aforesaid forthwith upon receiving the Tranche B Majority Lenders' first written demand. The Guarantee shall be secured by a fixed and floating charge over the Collateral in favor of the Lenders granted under a Debenture entered into by NetCel360 Sdn Bhd.

     The Obligor and the Guarantors waive the rights of presentment, demand for performance, protest, notice of protest, and notice of dishonor. No delay on the part of the Tranche B Lenders in exercising any right hereunder shall operate as waiver of such right under this Tranche B Note. This Tranche B Note is being delivered and shall be construed in accordance with the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties.

                                AS  OBLIGOR:
                                NETCEL360.COM  LIMITED


                                By:_____________________________
                                Name:___________________________
                                Title:__________________________


                                AS  GUARANTORS:
                                NETCEL360  HOLDINGS  LIMITED


                                By:_____________________________
                                Name:___________________________
                                Title:__________________________



                                NETCEL360  SDN  BHD


                                By:_____________________________
                                Name:___________________________
                                Title:__________________________

                                    EXHIBIT F

                               REGISTRATION RIGHTS
                               -------------------

     Section  1.1  Definitions.  The following terms when used in this Exhibit F
                   -----------
shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     "Holder"  shall  mean  any  Lender.

     "Registrable Securities" shall mean any shares of Common Stock of Vsource issued to a Lender pursuant to Section 3.3 of this Agreement (the "Shares") held by a Holder and any equity securities of Vsource issued or issuable with respect to Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization and held by a Holder; provided, however, that any share of such securities shall cease to be a Registrable Security when (i) a registration statement covering such Registrable Security has been declared effective by the Commission and such securities have been disposed of pursuant to such effective registration statement or (ii) such securities are distributed to the public pursuant to Rule 144 (or any similar or successor provision then in force) under the Securities Act.

     Section  1.2  Registration  Procedures.  Vsource  shall:
                   ------------------------

     (a) Prepare and file with the Commission a registration statement with respect to the Registrable Securities (which registration statement may also include securities held by other holders of Vsource Common Stock) within the later of (a) six (6) months after the closing of the Acquisition, and (b) one
(1) month after an issuance of Vsource common stock pursuant to Section 3.3, and use its reasonable efforts to (A) have such registration statement declared effective within two (2) months after such registration statement was required to be filed, and (B) cause the registration statement to remain effective until the earlier of (i) the date when all Registrable Securities have been sold, or
(ii) one (1) year after such registration statement is declared effective (unless Vsource is, and remains, eligible to use Form S-3 or any successor short-form form registration statement, in which case the period shall be 2 years) provided however, that such 1-year period (or 2-year period as the case may be) shall be extended for a period of time equal to the period the Holders refrain from selling any securities included in such registration at the request of an underwriter of Vsource Common Stock (or other securities of Vsource) pursuant to Section 1.5 and for a period of time equal to the period during which Registrable Securities could not be sold pursuant to a notice delivered by Vsource pursuant to Section 1.2(d);

     (b) Use its reasonable efforts to prepare and file with the Securities and Exchange Commission (the "Commission") such amendments and supplements (including post-effective amendments) to such registration statements and the prospectuses used in connection therewith as may be necessary to keep the registration statements effective for the period referred to in clause (a) and comply with the provisions of the Securities Act of 1933, as amended (the "Securities Act") with respect to the disposition of all securities covered by the registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in the registration statement;

          (c) Furnish to each Holder of Registrable Securities such number of copies of the registration statement, each amendment and supplement thereto (including post-effective amendments), the prospectus included in the registration statement (including each preliminary prospectus) and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder;

          (d) Notify each Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and promptly prepare and file a supplement or amendment (including post-effective amendments) to the prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

     (e) Cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or market on which similar securities issued by Vsource are then listed, if any;

     (f) Use reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that (a) if Vsource's shares are no longer listed on a national securities exchange or traded on the Nasdaq national market then the Holders may only request such registration and qualification in up to 10 jurisdictions and (b) Vsource shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions unless Vsource is already subject to service in such jurisdiction and except as may be required by the Securities Act; and

     (g) Advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

     Section  1.3  Registration  Expenses.
                   ----------------------

     (a) All expenses incident to Vsource's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for Vsource, reasonable fees and disbursements of one counsel for the Holders and all independent certified public accountants, and other Persons retained by Vsource (all such expenses being herein called "Registration Expenses"), shall be borne by Vsource, and Vsource shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by Vsource are then listed or on the NASD automated quotation system if the common stock of Vsource is listed on any such exchange or system.

     (b) To the extent Registration Expenses are not required to be paid by Vsource, each Holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of the Holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in the registration

     Section  1.4  Indemnification.
                   ---------------

     (a) Vsource agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its affiliates and their respective officers, directors, employees and agents, as the case may be, and each Person who controls the Holder (within the meaning of the Securities Act), against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement under which Registrable Securities were registered, any prospectus or preliminary prospectus contained therein or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to Vsource by such Holder expressly for use therein as provided in Section 1.4(b) below.

     (b) In connection with any registration statement in which a Holder of Registrable Securities is participating, each Holder shall furnish to Vsource in writing such information and affidavits as Vsource reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify Vsource, its directors and officers and each Person who controls Vsource (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by the Holder; provided, however, that such Holder shall not be liable in any such case to the extent that any alleged losses or damages result from the failure of Vsource to promptly amend or take action to correct or supplement any such registration statement or prospectus on the basis of corrected or supplemental information provided in writing by such Holder to Vsource expressly for such purpose; provided, further, that the obligation to indemnify shall be individual to each Holder and shall be limited to the net amount of proceeds received by the Holder from the sale of Registrable Securities pursuant to the registration statement.

     (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, however, that the failure of any indemnified party to give notice shall not relieve the indemnifying party of its obligations under this Section 1.4, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice) and (ii) permit the indemnifying party to assume and undertake the defense of such claim with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party of its election to undertake and assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof. The indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without the indemnifying party's advance written consent (but such consent shall not be unreasonably withheld). The indemnifying party shall not consent to a settlement of, or the entry of any judgment arising from, any third party claim, unless (i) the settlement or judgment is solely for money damages and the indemnifying party admits in writing its liability to hold the indemnified party harmless from and against any losses, damages, expenses and liabilities arising out of such settlement or judgment or (ii) the indemnified party consents thereto, which consent shall not be unreasonably withheld. An indemnifying party who elects not to assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by the indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between the indemnified party and any other of such indemnified parties with respect to such claim.

     (d) The indemnification provided for under this Section 1.4 shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. Vsource also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to the party in the event Vsource's indemnification is unavailable for any reason.

     (e)  If  the indemnification provided for in paragraphs (a) and (b) of this
Section 1.4 is unavailable or insufficient to hold harmless an indemnified party under such paragraphs in respect of any losses, claims, damages, liabilities and expenses in respect thereof referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, losses, claims, damages, liabilities or expenses in such proportion as appropriate to reflect the relative fault of Vsource, on the one hand, and the sellers of such Registrable Securities on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations, including the failure to give any notice under paragraph (c) of this Section 1.4. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by Vsource, on the one hand, or the sellers of such Registrable Securities on the other hand, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Vsource and the sellers of Registrable Securities agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by pro rata allocation (even if all of the sellers of such Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above in this paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above in this paragraph, shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph, no seller of such Registrable Securities shall be required to contribute any amount in excess of the total proceeds received from the sale of such seller's Registrable Securities.

     Section  1.5  Lockup  Agreement.  Each Holder agrees in connection with any
                   -----------------
underwritten public sale or distribution of the Common Stock by Vsource pursuant to a registration statement filed with the Commission, that upon the request of Vsource, such Holder shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities without the prior written consent of Vsource, for such period of time (not to exceed 180 days after the effective date of such registration statement) as Vsource may reasonably request, provided, that all officers and directors of Vsource, all securityholders who hold at least one percent of the Vsource Common Stock, on a fully-diluted basis, and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements. Notwithstanding the foregoing, the obligations described in this Section 1.5 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to an Commission Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

     Section  1.6  Reports  Under  Securities  Exchange.  With  a view to making
                   ------------------------------------
available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time period a Holder to sell securities of Vsource to the public without registration or pursuant to a registration on Form S-3, Vsource agrees to use its reasonable efforts to:

          (a) make and keep public information available, as those terms are understood and defined in Commission Rule 144, so long as Vsource remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

          (b) take such action as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities;

          (c) file with the Commission in a timely manner all reports and other documents required of Vsource under the Securities Act and the Exchange Act; and

          (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by Vsource as to whether it has complied with the reporting requirements of Commission Rule

     144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual or quarterly report of Vsource and such other reports and documents so filed by Vsource , and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

     Section  1.7  Termination.  Except  for  Section  1.4  which  shall survive
                   -----------
indefinitely, the provisions of this Exhibit F shall terminate with respect to each Holder of Registrable Securities on the earlier of (a) the date that there are no longer any Registrable Securities, and (b) the date when no shares of Vsource's common stock are registered under the Exchange Act and Vsource is no longer required to make any filings under the Exchange Act.

References to Sections in the Exhibit F refer to Sections in this Exhibit F and not to Sections in the Agreement.

                                    EXHIBIT G
                            ANTI-DILUTION PROTECTIONS
                            -------------------------

(a) EXCHANGE FACTOR ADJUSTMENTS. The Exchange Factors shall be subject to the following adjustments:

     (1)  Adjustment  for  Stock  Splits and Combinations. If Vsource, Inc. (the
          -----------------------------------------------
          "Corporation") at any time or from time to time after May __, 2001 (the "Pricing Date") effects a subdivision of the common stock of the Corporation (the "Common Stock"), by stock split or otherwise, the Exchange Factors then in effect immediately before that subdivision shall each be proportionately decreased; and, conversely, if the Corporation at any time or from time to time after the Pricing Date combines the outstanding shares of Common Stock, by reverse stock split or otherwise, the Exchange Factors then in effect immediately before that combination shall be proportionately increased. Any adjustment under this Clause (a)(1) shall become effective at the close of business on the date the subdivision or combination becomes effective.

     (2)  Adjustment  for  Certain Dividends and Distributions. In the event the
          ----------------------------------------------------
          Corporation at any time or from time to time after the Pricing Date either makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Exchange Factors then in effect shall be decreased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date, by multiplying the Exchange Factors then in effect by a fraction (a) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance on the close of business on such record date, and (b) the denominator of which shall be (i) the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus (ii) the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Exchange Factors shall be recomputed accordingly as of the close of business on such record date or date fixed therefor and thereafter the Exchange Factors shall be adjusted pursuant to this Clause (a)(2) as of the time of actual payment of such dividend or distribution. For purposes of the foregoing formula, "the total number of shares of Common Stock issued and outstanding" on a particular date shall include shares of Common Stock issuable upon conversion of stock or securities convertible into Common Stock and the exercise of warrants, options or rights for the purchase of Common Stock which are outstanding on such date.

     (3)  Adjustments  for  Other  Dividends and Distributions. In the event the
          ------------------------------------------------------
          Corporation at any time or from time to time after the Pricing Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common

          Stock, then and in each such event, provision shall be made so that each Lender, to the extent the Borrower determines to exercise its exchange rights under Section 3.3, shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation which it would have received had such Lender's Loans been converted into Common Stock as of the date of such event and had it thereafter, during the period from the date of such event to and including the date of exercise, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period hereunder with respect to the rights of such Lender.

     (4)  Adjustment for Recapitalization, Reclassification, or Exchange. If the
          --------------------------------------------------------------
          Common Stock issuable upon the exchange of the Loans is changed into the same or a different number of shares of any class or classes of stock of the Corporation, whether by recapitalization, reclassification or other exchange (other than a subdivision or combination of shares, or a stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Clause (a)), then and in any such event each Lender shall be entitled, if the Borrower elects to exercise its exchange rights under
          Section 3.3, to receive in exchange for its Loans the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other exchange by holders of the number of shares of Common Stock into which the Loans then owed to such Lender could be exchanged immediately prior to such recapitalization, reclassification or other exchange, all subject to further adjustment as provided herein.


     (5)  Reorganizations, Mergers, Consolidations or Sales of Assets. If at any
          -----------------------------------------------------------
          time or from time to time there is a capital reorganization of the Common Stock (other than a subdivision or combination of shares or a stock dividend or a recapitalization, reclassification or other exchange of shares, provided for elsewhere in this Clause (a)) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all of the Corporation's assets to any other person, then, as a part of such capital reorganization, merger, consolidation or sale, provision shall be made so that each Lender shall thereafter be entitled, to the extent that the Borrower elects to exercise its exchange rights under
          Section 3.3, to receive upon exchange of such Lender's Loans the number of shares of stock or other securities or property of the Corporation, or of the successor corporation resulting from such capital reorganization, merger, consolidation or sale, to which a holder of the number of shares of Common Stock deliverable upon such exercise would have been entitled on such capital reorganization, merger, consolidation or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Clause (a) with respect to the rights of each Lender, if the Borrower elects to exercise its exchange rights under Section 3.3, after the capital reorganization, merger, consolidation or sale to the end that the provisions of this Clause (a) (including the number of shares deliverable upon conversion or exchange of the Loans) shall continue to be applicable after that event and shall be as nearly equivalent to the provisions hereof as may be practicable.

     (6)  Sale  of Shares Below Exchange Factor. (A) If at any time or from time
          --------------------------------------
          to time after the Pricing Date, the Corporation issues or sells, or is deemed by the express provisions of this Clause (a)(6) to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), other than as a dividend or other distribution on any class of stock as provided in Clause (a)(2) and other than upon a subdivision or combination of shares of Common Stock as provided in Clause (a)(1), for an Effective Price (as hereinafter defined) less than the then existing Tranche B Exchange Factor, then and in each such case the then existing Exchange Factors shall be reduced to an amount equal to such Effective Price; and

          (B) For the purpose of making any adjustment required under this Clause (a)(6), the consideration received by the Corporation for any issue or sale of securities shall (A) to the extent it consists of cash be computed at the amount of cash received by the Corporation, (B) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board, and (C) if Additional Shares of Common Stock, Convertible Securities (as hereinafter defined) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Corporation for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options.

          (C)  For  the  purpose  of  the  adjustment required under this Clause
               (a)(6), if the Corporation issues or sells any rights or options for the purchase of, or stock or other securities convertible into, Additional Shares of Common Stock (such convertible stock or securities being hereinafter referred to as "Convertible Securities") and if the Effective Price of such Additional Shares of Common Stock is less than the Tranche B Exchange Factor then in effect, then in each case the Corporation shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Corporation for the issuance of such rights or options or Convertible Securities, plus, in the case of such rights or options, the minimum amounts of consideration, if any, payable to the Corporation upon the exercise of such rights or options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion thereof. No further adjustment of the Exchange Factor, adjusted upon the issuance of such rights, options or Convertible

               Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights or options or the conversion of any such Convertible Securities. If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the Exchange Factors as adjusted upon the issuance of such rights, options or Convertible Securities shall be readjusted to the Exchange Factors which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise, plus the consideration, if any, actually received by the Corporation for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted, plus the consideration, if any, actually received by the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible
               Securities)  on  the  conversion  of such Convertible Securities.

          (D) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Corporation after the Pricing Date, whether or not subsequently reacquired or retired by the Corporation, other than: (A) shares of Common Stock issued upon conversion of the Loans or any other options or warrants or convertible securities outstanding or issuable on the Pricing Date; (B) shares of Common Stock issuable or issued to the directors, officers and employees of or consultants to the Corporation; (C) shares of Common Stock issuable or issued as part of an acquisition by the Corporation of all of or certain assets (including technology rights) or shares of another company or entity whether through a purchase, merger, exchange, reorganization or the like; (D) shares of Common Stock issuable or issued pursuant to equipment financing or leasing arrangements; or (E) shares issued in a public offering of the Corporation's securities. The "Effective Price" of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Corporation under this Clause (a)(6), into the aggregate consideration received, or deemed to have been received by the Corporation for such issue under this Clause (a)(6), for such Additional Shares of Common Stock. "Other Securities" with respect to an issue or sale of Additional Shares of Common Stock shall mean (i) preferred stock, debentures and notes convertible into Common Stock, and (ii) options or warrants to purchase Common Stock at a price that is no greater than 95% of the Effective Price of such issue or sale of Additional Shares of Common Stock. The "number of shares of Common Stock underlying Other Securities" on a particular date shall mean the number of shares of Common Stock issuable upon the exercise or conversion, as the case may be, of such Other Securities at the close of business on such date but only to the extent that (i) the holders thereof have the fully vested legal right to exercise or convert such Other Securities on such date and to retain the Common Stock issued upon such exercise or conversion or (ii) in the case of the Loans, the Borrower has the right to convert such Loans to Common Stock under Section 3.3; it being understood that for purposes of determining the "number of shares of Common Stock underlying Other Securities" in respect of the Tranche A Loans, the applicable Exchange Factor shall, solely for purposes of this Clause (a)(6)(A)(I) be the Tranche B Exchange Factor.

     (7) Upon the occurrence of each adjustment or readjustment of the Exchange Factor, the Borrower at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof, and shall prepare and furnish to the Lenders a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

                                    EXHIBIT H

                             AMENDMENT TO DEBENTURE
                             ----------------------

     The recitals set forth in the Debenture, dated April 6, 2001, between NetCell 360 Sdn Bhd and the Lenders named therein are hereby amended and restated as follows:

WHEREAS:

(A) By a Bridge Loan Agreement (the "Existing Loan Agreement") executed between NetCel360.com Limited, a Cayman Islands company (the "Borrower), NetCel360 Holdings Limited (the "Parent"), the Chargor and the Lenders as of April 16, 2001, the Lenders extended to the Borrower a loan (the "Existing Loan") in United States Dollars of USD 2,250,000 upon the terms and conditions set out therein.

(B) By and Amended and Restated Loan Agreement (the "Loan Agreement") executed between the Borrower, the Parent and the Lenders as of the same date hereof, certain of the Lenders have agreed to extend to the Borrower a loan (the "New Loan") in United States Dollars of up to 3,000,000 upon the terms and conditions set forth therein. The Existing Loan and the New Loan are hereinafter referred to collectively as the "Loan".

(C) In consideration of the Lenders having agreed to make the Loan to the Borrower, the Parent and the Chargor have agreed to unconditionally and irrevocably guarantee, on a joint and several basis, repayment of the principal amount of the Loan and interest accrued thereon on the time and date specified for such payment in the Loan Agreement, and the Chargor ahs agreed to execute and deliver to and in favour of the Lenders, this Deed, as amended, supplement or modified from time to time (the "Deed"), upon the terms and conditions herein.

     The following Schedules and Exhibits to the Amended and Restated Bridge Loan Agreement have not been filed as part of this Form 8-K. The Company agrees to furnish supplementally to the Commission, upon request, a copy of all omitted schedules.

Schedule     Description
--------     -----------

4.1(b)       Authorized,  Issued  and  Outstanding  Capital  Stock
4.1(l)       Subsidiaries  and  Other  Holdings
4.1(q)       Assets  and  Services  Provided  to  Employees
4.1(w)       Confidentiality  Provisions

Exhibit      Description
-------      -----------

C            From  of  Debenture
Exhibit E-1  Opinion  of  Cayman  Islands  Counsel
Exhibit E-2  Opinion  of  Malaysian  Counsel